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American Funds GVIT Funds

AMERICAN FUNDS GVIT GROWTH FUND

AMERICAN FUNDS GVIT GLOBAL GROWTH FUND

AMERICAN FUNDS GVIT ASSET ALLOCATION FUND

AMERICAN FUNDS GVIT BOND FUND


                                                                  [LOGO OMITTED]
                                                                        GARTMORE


FundPROSPECTUS

[LOGO OMITTED]  | MAY 1, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


                                                           WWW.GARTMOREFUNDS.COM

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[BLANK PAGE]

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              TABLE OF CONTENTS

              4      SECTION 1 - FUND SUMMARY AND PERFORMANCE
                     American Funds GVIT Growth Fund
                     American Funds GVIT Global Growth Fund
                     American Funds GVIT Asset Allocation Fund
                     American Funds GVIT Bond Fund

             17      SECTION 2 - FUND DETAILS
                     Additional Information about Investments,
                      Investment Techniques and Risks
                     Selective Disclosure of Fund Holdings

              21     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser to the Master Funds
                     Master-Feeder Service Provider to the Feeder Funds Additional Information about the Fund Managers

              23     SECTION 4 - INVESTING WITH GARTMORE
                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Distribution and Services Plan
                     Revenue Sharing

             27      SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              28     SECTION 6 - FINANCIAL HIGHLIGHTS

     BACK COVER      ADDITIONAL INFORMATION

                                                   AMERICAN FUNDS GVIT FUNDS | 1

American Funds GVIT Funds


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. You will find details about how your variable insurance contract works in the accompanying variable insurance prospectus.

INTRODUCTION TO THE
AMERICAN FUNDS GVIT FUNDS

This prospectus provides information about four funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. Each Fund's investment objective can be changed without shareholder approval. Use the Fund Summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in Section 2, Fund Details beginning on page 17. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

A NOTE ABOUT SHARE CLASSES

This Prospectus provides information with respect to the following classes of shares of the Funds, which constitute all available share classes at this time:

AMERICAN FUNDS GVIT GROWTH FUND

o Class II
o Class VII

AMERICAN FUNDS GVIT GLOBAL GROWTH FUND

o Class II
o Class VII

AMERICAN FUNDS GVIT ASSET ALLOCATION FUND

o Class II
o Class VII

AMERICAN FUNDS GVIT BOND FUND

o Class II
o Class VII

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with Gartmore on page 23.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

Reading the Prospectus will help you to decide whether one of these Funds is the right investment for you. You should keep this Prospectus for future reference. Additionally, because these Funds are feeder funds in a master-feeder mutual fund structure, as described below, it is important that you read the enclosed Master Fund prospectus which is provided to you along with the Fund prospectus.

MASTER-FEEDER MUTUAL FUND STRUCTURE

Each Fund described in this Prospectus operates as a "feeder fund" which means it does not buy individual securities directly. Instead, it invests all of its investment assets in another mutual fund, the "master fund," which invests directly in individual securities. Each such master fund (each a "Master Fund" and, collectively, the "Master Funds") is a series of American Funds Insurance Series(R) ("American Funds"). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the investment return of each Fund corresponds directly to that of its Master Fund. The differences in objectives and policies among each of the four Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject.

As feeder funds, the Funds do not have an investment adviser of their own because each Fund's assets are invested directly in its respective Master Fund's portfolio which is managed by Capital Research and Management Company ("Capital Research"), the Master Funds' investment adviser. Under the master-feeder structure, however, each Fund may withdraw its entire investment from its corresponding Master Fund if the Trust's Board of Trustees (the "Board") determines that it is in the best interests of the Fund and its shareholders to do so. Prior to such withdrawal, the Board would have to consider what action might be taken, including: (1) the investment of all the assets of the Fund in another pooled investment entity; (2) asking one of the investment adviser affiliates of Gartmore SA Capital Trust ("Gartmore"), the Fund's master-feeder service provider, to manage the Fund either directly or with a sub-adviser under an agreement between the Trust and Gartmore; (3) or taking any other appropriate action.

Gartmore, as the Funds' master-feeder service provider, will provide the non-investment management services for the Funds that are normally provided by a fund's investment adviser with the exception of providing investment advice. For example, Gartmore will provide necessary information to the Board to enable it to make decisions with respect to the investment of Fund assets in the Master Funds, including, for example, monitoring the ongoing

2  |  AMERICAN FUNDS GVIT FUNDS
investment performance of each Master Fund and providing information to the Board to enable the Board to fulfill oversight responsibilities in this regard. Additionally, Gartmore will provide the necessary analysis, reports and recommendations to the Board of Trustees of the Trust with respect to whether the Board should consider despoking from the Master Funds and recommendations for alternative managers. Gartmore will also monitor the Funds' other service providers and the level of fees related to each service provider in order to provide the Board with the necessary reports to perform their oversight of the Funds' service quality and fees. Gartmore will also coordinate with the Master Funds to ensure the Funds' compliance with regulatory requirements, including, but not limited to, distributing proxy materials to Fund shareholders, obtaining necessary information and materials for various filing requirements, and the composition and filing of Fund registration statements, shareholder reports and other disclosure materials. Additionally, Gartmore will coordinate with the Master Funds on the financial statements and reports for the Funds.

Investment of each Fund's assets in its corresponding Master Fund is not a fundamental policy of any Fund and a shareholder vote is not required for any Fund to withdraw its entire investment from its corresponding Master Fund.

The Board of the Funds considered that the Funds will bear their own fund expenses as well as their pro rata share of each Fund's Master Fund fees and expenses. The Board noted however that it is anticipated that by investing in the Master Fund's portfolio, each of which has significant assets, each respective Fund will benefit from the economies of scale enjoyed by shareholders of each Master Fund, including breakpoints in advisory fees, which the Funds could not achieve on their own if they operated as stand alone funds. Therefore, it is anticipated that, despite paying the aggregate fees at the Fund level and at the Master Fund level as shareholders of their respective Master Funds, the aggregate fees and expenses should be less than if the respective Funds were operated as stand alone funds.

Because each Fund invests all of its assets in a Master Fund, the Fund and its shareholders will bear the fees and expenses of both the Fund and the Master Fund in which it invests, with the result that the Fund's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other GVIT Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Fund, will pay their proportionate share of the Master Fund's expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Funds. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Master Fund shareholder, including the Funds.

Information about the Master Funds and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from the American Funds.

FUNDS AND MASTER FUNDS

Each Master Fund is a series of American Funds Insurance Series(R). Each Fund's corresponding Master Fund is listed below:


TRUST FEEDER FUND                             AMERICAN FUNDS MASTER FUND
--------------------------------------------------------------------------------
American Funds GVIT Growth Fund                              Growth Fund
--------------------------------------------------------------------------------
American Funds GVIT Global Growth Fund                Global Growth Fund
--------------------------------------------------------------------------------
American Funds GVIT Asset Allocation Fund          Asset Allocation Fund
--------------------------------------------------------------------------------
American Funds GVIT Bond Fund                                  Bond Fund
--------------------------------------------------------------------------------

The American Funds GVIT Growth Fund, American Funds GVIT Global Growth Fund, American Funds GVIT Asset Allocation Fund, and American Funds GVIT Bond Fund may each hereinafter be referred to as a `'Feeder Fund" or collectively as the "Feeder Funds." Gartmore is considered the master-feeder service provider to the Feeder Funds under the master-feeder structure.

This Prospectus explains the investment objective, risks and strategy of each of the Funds of the Trust, which are identical to each Fund's respective Master Fund, offered in this Prospectus. Your copy of the Master Funds' prospectus also explains the Master Funds' investment objectives, strategies and risks.

                                                   AMERICAN FUNDS GVIT FUNDS | 3

SECTION 1 | American Funds GVIT Growth Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Growth Fund (the "Master Growth Fund"), a series of the American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Growth Fund seeks to make shareholders' investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. In seeking to pursue its investment objective, the Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada.

The Master Growth Fund is designed for investors seeking capital appreciation principally through investment in stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations as the growth-oriented, equity-type securities generally purchased by the Master Growth Fund may involve large price swings and potential for loss.

Investment of the Fund's assets in the Master Growth Fund is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment in the Master Growth Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Growth Fund, the Fund may be affected by the following risks, among others:

o PRICE VOLATILITY - the growth-oriented, equity-type securities generally purchased by the Master Growth Fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

o SELECTION - the portfolio managers of the Master Growth Fund may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.

o FOREIGN INVESTMENTS - the Master Growth Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

   o political and economic instability
   o the impact of currency exchange rate fluctuations
   o reduced information about issuers
   o higher transaction costs
   o less stringent regulatory and accounting standards
   o delayed settlement

   Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Master Growth Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Master Growth Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


o GROWTH STYLE - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

o SMALL-CAP - the Master Growth Fund's investments in small cap companies may involve greater risks as smaller companies are less stable in price and less liquid than those of larger, more established companies.

o MASTER-FEEDER STRUCTURE - Other "feeder" funds may also invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund. Please refer to ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS - MASTER-FEEDER STRUCTURE RISK for more information. You should also refer to the Master Growth Fund's prospectus that you received along with your Fund prospectus. Additionally, the statement of additional information for your Fund and the Master Growth Fund also are available free of charge upon request.

4  |  AMERICAN FUNDS GVIT FUNDS

PERFORMANCE

Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.

The performance in the bar chart and table below provide an indication of the risks of investing in the Master Growth Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Growth Fund for the past 10 calendar years, adjusted to reflect the estimated fees and expenses of the Class II shares of the Fund shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Growth Fund, adjusted to reflect the estimated expenses of the Class II and Class VII shares of the Fund, respectively, for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF
THE MASTER GROWTH FUND
(YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1996          12.99%
1997          29.62%
1998          35.05%
1999          57.04%
2000           4.34%
2001         -18.24%
2002         -24.55%
2003          36.54%
2004          12.23%
2005          16.07%

 BEST QUARTER:           30.65% - 4TH QTR. OF 1999
 WORST QUARTER:         -27.19% - 3RD QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                               1 YR           5 YRS        10 YRS
--------------------------------------------------------------------------------
Class II shares (1)            16.07%          1.81%        13.54%
--------------------------------------------------------------------------------
Class VII shares (1)           15.90%          1.75%        13.37%
--------------------------------------------------------------------------------
S&P 500 Index (2)               4.91%          0.54%         9.07%
--------------------------------------------------------------------------------
Lipper Capital Appreciation
Funds Index (3)                 7.96%          0.15%         7.28%
--------------------------------------------------------------------------------
Lipper Growth Funds Index (4)   7.24%         -1.36%         7.26%
--------------------------------------------------------------------------------

(1) The Fund had not completed one full calendar year of operation as of the date of this prospectus. Performance information shown is that of the Master Growth Fund as adjusted to reflect the estimated expenses of Class II and Class VII shares of the Feeder Fund, respectively.

(2) The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(3) The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(4) The Lipper Growth Funds Index is an equally weighted index of growth funds. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

                                                   AMERICAN FUNDS GVIT FUNDS | 5

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.

--------------------------------------------------------------------------------
                            FEEDER FUND      MASTER FUND          AGGREGATE
------------------------------------------- ------------ -----------------------
                               AMERICAN                             MASTER-
                             FUNDS GVIT        AMERICAN        FEEDER TOTAL
                          GROWTH FUND (1)    GROWTH FUND        EXPENSES (3),(4)
------------------------------------------- ------------ -----------------------
                      CLASS II   CLASS VII    CLASS 1 (2)  CLASS II   CLASS VII
------------------------------------------- ------------ -----------------------
Management Fees          0.00%       0.00%        0.33%      0.33%       0.33%

Distribution and/or
Service (12b-1) Fees     0.25%       0.40%        0.00%      0.25%       0.40%

Other Expenses           0.62%       0.62%        0.02%      0.64%       0.64%

Total Annual Fund
Operating Expenses       0.87%       1.02%        0.35%      1.22%       1.37%

Less Waiver/
Reimbursement (5)        0.15%       0.15%         N/A       0.15%       0.15%

Net Annual Fund
Operating Expenses       0.72%       0.87%        0.35%      1.07%       1.22%
--------------------------------------------------------------------------------
(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) Capital Research, the Master Growth Fund's investment adviser, began voluntarily waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this voluntary waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.

(3) Expenses are estimated based on each Fund's projected average net assets for 2006. There are no actual fees or expenses for these Funds in 2005 because the Funds commenced operations after December 31, 2005.

(4) The table above reflects the aggregate expenses of both the Master Fund and the Fund.

(5) Gartmore has entered into a contractual agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust , monitoring the ongoing investment performance of the Master Growth Fund, coordinating financial statements with those of the Master Growth Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 21 for a more complete description of the operational services. This contract currently runs until at least May 1, 2007 and may be renewed at that time.

EXAMPLE (1)

This Example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                                 1 YR    3 YRS
--------------------------------------------------------------------------------
Class II                                         $109     $372
--------------------------------------------------------------------------------
Class VII                                         124      419
--------------------------------------------------------------------------------

(1) The Example reflects the aggregate expenses of both the Master Fund and the Fund.

6  |  AMERICAN FUNDS GVIT FUNDS

SECTION 1 | American Funds GVIT Global Growth Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Global Growth Fund (the "Master Global Growth Fund"), a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Global Growth Fund seeks to make shareholders' investments grow by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations as the growth-oriented, equity-type securities generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss.

Investment of the Fund's assets in the Master Global Growth Fund is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment in the Master Global Growth Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Global Growth Fund, the Fund may be affected by the following risks, among others:

o PRICE VOLATILITY - the growth-oriented, equity-type securities generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

o SELECTION - the portfolio managers of the Master Global Growth Fund may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.

o FOREIGN INVESTMENTS - the Master Global Growth Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

   o political and economic instability
   o the impact of currency exchange rate fluctuations
   o reduced information about issuers
   o higher transaction costs
   o less stringent regulatory and accounting standards
   o delayed settlement

   Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Master Global Growth Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Master Global Growth Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

o GROWTH STYLE - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

o MASTER-FEEDER STRUCTURE - Other "feeder" funds may also invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund. Please refer to ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS - MASTER-FEEDER STRUCTURE RISK for more information. You should also refer to the Master Global Growth Fund's prospectus that you received along with your Fund prospectus. Additionally, the statement of additional information for your Fund and the Master Global Growth Fund are available free of charge upon request.

PERFORMANCE

Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.

The performance in the bar chart and table below provide an indication of the risks of investing in the Master Global Growth Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Global Growth Fund for the past 10 calendar years, adjusted to reflect the estimated fees and expenses of the Class II shares of the Fund shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Global Growth Fund, adjusted to reflect the estimated expenses of the Class II and Class VII shares of the Fund, respectively, for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


                                                   AMERICAN FUNDS GVIT FUNDS | 7

SECTION 1 | American Funds GVIT Global Growth Fund Summary and Performance
(CONT.)


ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE
MASTER GLOBAL GROWTH FUND
(YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS

1998        28.91%
1999        69.85%
2000       -18.79%
2001       -14.07%
2002       -14.54%
2003        35.49%
2004        13.69%
2005        14.26%

 BEST QUARTER:           41.03% - 3RD QTR. OF 1999
 WORST QUARTER:         -20.41% - 3RD QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                            SINCE
                                                        INCEPTION
                        1 YR            5 YRS     (APRIL 30, 1997)
--------------------------------------------------------------------------------
Class II shares (1)    14.26%            5.26%              11.11%
--------------------------------------------------------------------------------
Class VII shares (1)   14.09%            5.11%              10.95%
--------------------------------------------------------------------------------
MSCI World Index (2)   10.02%            2.64%               6.59%
--------------------------------------------------------------------------------
Lipper Global
Funds Index (3)        11.89%            2.96%               6.99%
--------------------------------------------------------------------------------

(1) The Fund had not completed one full calendar year of operation as of the date of this prospectus. Performance information shown is that of the Master Global Growth Fund as adjusted to reflect the estimated expenses of Class II and Class VII shares of the Feeder Fund, respectively.

(2) The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures 23 major stock markets throughout the world, including the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(3) The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. Securities as well. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.

                               FEEDER FUND          MASTER FUND                  AGGREGATE
------------------------------------------------    ------------      -----------------------------
                            AMERICAN FUNDS             AMERICAN                     MASTER-
                              GVIT GLOBAL                GLOBAL                FEEDER TOTAL
                            GROWTH FUND (1)           GROWTH FUND                EXPENSES (3),(4)
------------------------------------------------    ------------      -----------------------------
                        CLASS II      CLASS VII       CLASS 1 (2)      CLASS II           CLASS VII
------------------------------------------------    ------------      -----------------------------
Management Fees            0.00%          0.00%           0.58%          0.58%               0.58%

Distribution and/or
Service (12b-1) Fees       0.25%          0.40%           0.00%          0.25%               0.40%

Other Expenses             0.62%          0.62%           0.04%          0.66%               0.66%

Total Annual Fund
Operating Expenses         0.87%          1.02%           0.62%          1.49%               1.64%

Less Waiver/
Reimbursement (5)          0.15%          0.15%             N/A          0.15%               0.15%

Net Annual Fund
Operating Expenses         0.72%          0.87%           0.62%          1.34%               1.49%
---------------------------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) Capital Research, the Master Fund's investment adviser, began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.

(3) Expenses are estimated based on each Fund's projected average net assets for 2006. There are no actual fees or expenses for these Funds in 2005 because the Funds commenced operations after December 31, 2005.

(4) The table above reflects the aggregate expenses of both the Master Fund and the Fund.

(5) Gartmore has entered into a written agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust , monitoring the ongoing investment performance of the Master Global Growth Fund, coordinating financial statements with those of the Master Global Growth Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 21 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2007 and may be renewed at that time.

 8    |  AMERICAN FUNDS GVIT FUNDS

SECTION 1 | American Funds GVIT Global Growth Fund Summary and Performance
(CONT.)

EXAMPLE (1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                                 1 YR    3 YRS
--------------------------------------------------------------------------------
Class II                                         $136      456
--------------------------------------------------------------------------------
Class VII                                         152      503
--------------------------------------------------------------------------------

(1) The Example reflects the aggregate expenses of both the Master Fund and the Fund.

                                                   AMERICAN FUNDS GVIT FUNDS | 9

SECTION 1 | American Funds GVIT Asset Allocation Fund Summary and Performance

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Asset Allocation Fund (the "Master Asset Allocation Fund"), a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Asset Allocation Fund seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less), the combination of which will be varied from time to time in response to changing market and economic trends. The Master Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States which are not included in Standard & Poor's ("S&P") 500 Index, and up to 5% of its assets in debt securities of non-U.S. issuers. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality (commonly referred to as "junk bonds")).

In seeking to pursue its investment objective, the Master Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund's investment adviser expects (but is not required) to maintain a flexible investment mix falling within the following ranges: 40% - 80% in equity securities; 20% - 50% in debt securities; and 0% to 40% in money market instruments. As of December 31, 2005 the Master Asset Allocation Fund was approximately 72% invested in equity securities, 23% invested in debt securities and 5% invested in money market instruments. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund will vary with market conditions and the investment adviser's assessment of their relative attractiveness.

The Master Asset Allocation Fund is designed for investors seeking above-average total return.

Investment of the Fund's assets in the Master Asset Allocation Fund is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment in the Master Asset Allocation Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Asset Allocation Fund, the Fund may be affected by the following risks, among others:

o PRICE VOLATILITY - the Fund could lose value if the individual securities in which the Master Asset Allocation Fund has invested or overall stock or bond markets in which they trade go down.

o SELECTION - the portfolio managers of the Master Asset Allocation Fund may select securities that underperform the stock or bond markets, the Fund's benchmark index, or other funds with similar investment objectives and strategies.

o LOWER RATED SECURITIES - refers to the possibility that the Master Asset Allocation Fund's investments in high-yield bonds and other lower rated securities or junk bonds will subject the Master Asset Allocation Fund to substantial risk of loss.

o FOREIGN INVESTMENTS - the Master Asset Allocation Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

   o political and economic instability
   o the impact of currency exchange rate fluctuations
   o reduced information about issuers
   o higher transaction costs
   o less stringent regulatory and accounting standards
   o delayed settlement

   Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Master Asset Allocation Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Master Asset Allocation Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

10 | AMERICAN FUNDS GVIT FUNDS

SECTION 1 | American Funds GVIT Asset Allocation Fund Summary and Performance (CONT.)


o INTEREST RATE - the risk that the value of debt securities held by the Master Asset Allocation Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

o CREDIT - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Master Asset Allocation Fund owns. This risk is particularly high for lower quality debt securities.

o PREPAYMENT AND EXTENSION - certain bonds will be paid in full by the issuer more quickly than anticipated (prepayment). If this happens, the Master Asset Allocation Fund may be required to invest the proceeds in securities with lower yields. Conversely, when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated (extension), causing the value of these securities to fall.

o CALL AND REDEMPTION - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Master Asset Allocation Fund may be required to invest the proceeds in securities with lower yields.

o CASH POSITION - the Master Asset Allocation Fund may also hold a significant position in cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings could negatively affect the Master Asset Allocation Fund's investment results in a period of rising market prices due to missed investment opportunities.

o MASTER-FEEDER STRUCTURE - other "feeder" funds may also invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund. Please refer to ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS - MASTER-FEEDER STRUCTURE RISK for more information. You should also refer to the Master Asset Allocation Fund's prospectus that you received along with your Fund prospectus. Additionally, the statement of additional information for your Fund and the Master Asset Allocation Fund are available free of charge upon request.

                                                  AMERICAN FUNDS GVIT FUNDS | 11

SECTION 1 | American Funds GVIT Asset Allocation Fund Summary and Performance (CONT.)


PERFORMANCE

Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.

The performance in the bar chart and table below provide an indication of the risks of investing in the Master Asset Allocation Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Asset Allocation Fund for the past 10 calendar years, adjusted to reflect the estimated fees and expenses of the Class II shares of the Fund shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Asset Allocation Fund, adjusted to reflect the estimated expenses of the Class II and Class VII shares of the Fund, respectively, for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE MASTER ASSET ALLOCATION FUND (YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1996                    15.36%
1997                    20.45%
1998                    12.72%
1999                     6.86%
2000                     4.23%
2001                     0.40%
2002                   -12.51%
2003                    21.70%
2004                     8.10%
2005                     9.05%

 BEST QUARTER:           12.14%  - 2ND QTR. OF 2003
 WORST QUARTER:         -12.36%  - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:

                             1 YR          5 YRS        10 YRS
--------------------------------------------------------------------------------
Class II shares (1)          9.05%          4.73%         8.16%
--------------------------------------------------------------------------------
Class VII shares (1)         8.89%          4.58%         8.00%
--------------------------------------------------------------------------------
S&P 500 Index (2)            4.91%          0.54%         9.07%
--------------------------------------------------------------------------------

(1) The Fund had not completed one full calendar year of operation as of the date of this prospectus. Performance information shown is that of the Master Asset Allocation Fund as adjusted to reflect the estimated expenses of Class II and Class VII shares of the Feeder Fund, respectively.

(2) The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

 12    |  AMERICAN FUNDS GVIT FUNDS

SECTION 1 | American Funds GVIT Asset Allocation Fund Summary and Performance (CONT.)

 FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.

-----------------------------------------------------------------------------------------------------
                                   FEEDER FUND        MASTER FUND                 AGGREGATE
-----------------------------------------------        -----------      -----------------------------
                                                         AMERICAN
                                AMERICAN FUNDS              ASSET                    MASTER-
                                    GVIT ASSET         ALLOCATION               FEEDER TOTAL
                             ALLOCATION FUND (1)             FUND               EXPENSES (3),(4)
-----------------------------------------------        -----------      -----------------------------
                      CLASS II       CLASS VII          CLASS 1 (2)       CLASS II          CLASS VII
-----------------------------------------------        -----------      -----------------------------
Management Fees          0.00%           0.00%              0.34%           0.34%              0.34%

Distribution and/or
Service (12b-1) Fees     0.25%           0.40%              0.00%           0.25%              0.40%

Other Expenses           0.62%           0.62%              0.01%           0.63%              0.63%

Total Annual Fund
Operating Expenses       0.87%           1.02%              0.35%           1.22%              1.37%

Less Waiver/
Reimbursement (5)        0.15%           0.15%                N/A           0.15%              0.15%

Net Annual Fund
Operating Expenses       0.72%           0.87%              0.35%           1.07%              1.22%
-----------------------------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) Capital Research, the Master Fund's investment adviser, began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.

(3) Expenses are estimated based on each Fund's projected average net assets for 2006. There are no actual fees or expenses for these Funds in 2005 because the Funds commenced operations after December 31, 2005.

(4) The table above reflects the aggregate expenses of both the Master Fund and the Fund.

(5) Gartmore has entered into a written agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory service, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust , monitoring the ongoing investment performance of the Master Asset Allocation Fund, coordinating financial statements with those of the Master Asset Allocation Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 21 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2007 and may be renewed at that time.

 EXAMPLE (1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                                 1 YR    3 YRS
--------------------------------------------------------------------------------
Class II                                         $109     $372
--------------------------------------------------------------------------------
Class VII                                         124      419
--------------------------------------------------------------------------------

(1) The Example reflects the aggregate expenses of both the Master Fund and the Fund.

                                                  AMERICAN FUNDS GVIT FUNDS | 13

SECTION 1 | American Funds GVIT Bond Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Bond Fund (the "Master Bond Fund"), a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Bond Fund seeks to maximize an investor's level of current income and preserve the investor's capital. Under normal circumstances, the Master Bond Fund invests at least 80% of its assets in bonds. This policy is subject to change only upon 60 days' notice to shareholders.

The Master Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality (commonly referred to as "junk bonds"). The Master Bond Fund may invest in bonds of issuers domiciled outside the United States. The Master Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks.

The Master Bond Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

Investment of the Fund's assets in the Master Bond Fund is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment in the Master Bond Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Bond Fund, the Fund may be affected by the following risks, among others:

o INTEREST RATE - generally, when interest rates go up, the value of debt securities goes down.

o CREDIT - an issuer of a bond or other debt security may be unable to pay the interest or principal when due. This risk is more pronounced with lower quality "junk" bonds and other lower rated bonds.

o LOWER RATED SECURITIES - refers to the possibility that the Master Bond Fund's investments in high-yield bonds and other lower rated securities or junk bonds will subject the Master Bond Fund to substantial risk of loss.

o CALL AND REDEMPTION - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Master Bond Fund may be required to invest the proceeds in securities with lower yields.

o SELECTION - the portfolio managers of the Master Bond Fund may select securities that underperform the bond market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.

o FOREIGN INVESTMENTS - the Master Bond Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

   o political and economic instability
   o the impact of currency exchange rate fluctuations
   o reduced information about issuers
   o higher transaction costs
   o less stringent regulatory and accounting standards
   o delayed settlement

   Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Master Bond Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Master Bond Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

o PREPAYMENT AND EXTENSION - certain bonds will be paid off by the issuer more quickly than anticipated (prepayment). If this happens, the Master Bond Fund may be required to invest the proceeds in securities with lower yields. Conversely, when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated (extension), causing the value of these securities to fall.

o CONVERTIBLE SECURITIES - risks resulting because a portion of a convertible security's value is based on the value of the underlying common stock. Convertible securities are debt securities, although they are subject to some stock market risk.

o MASTER-FEEDER STRUCTURE - Other "feeder" funds may also invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund. Please refer to ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS - MASTER-FEEDER STRUCTURE RISK for more information. You should also refer to the Master Bond Fund's prospectus that you received along with your Fund prospectus. Additionally, the statement of additional information for your Fund and the Master Bond Fund are available free of charge upon request.

14    |  AMERICAN FUNDS GVIT FUNDS

PERFORMANCE

Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.

The performance in the bar chart and table below provide an indication of the risks of investing in the Master Bond Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Bond Fund for the past 10 calendar years, adjusted to reflect the estimated fees and expenses of the Class II shares of the Fund shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Bond Fund, adjusted to reflect the estimated expenses of the Class II and Class VII shares of the Fund, respectively, for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts, although they have been restated to reflect the currently estimated fees and expenses of the Fund. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE MASTER BOND FUND
(YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1996         5.55%
1997         9.82%
1998         4.08%
1999         2.52%
2000         4.93%
2001         8.18%
2002         3.97%
2003        12.76%
2004         5.74%
2005         1.49%

 BEST QUARTER:      5.08% - 4TH QTR. OF 2002
 WORST QUARTER:    -2.17% - 1ST QTR. OF 1996

 AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                              1 YR           5 YRS        10 YRS
--------------------------------------------------------------------------------
Class II shares (1)           1.49%          6.36%         5.86%
--------------------------------------------------------------------------------
Class VII shares (1)          1.34%          6.20%         5.70%
--------------------------------------------------------------------------------
Citigroup BIG Bond Index (2)  2.57%          5.93%         6.19%
--------------------------------------------------------------------------------

(1) The Fund had not completed one full calendar year of operations as of the date of this prospectus. Performance information shown is that of the Master Bond Fund as adjusted to reflect the estimated expenses of Class II and Class VII shares of the Feeder Fund, respectively.

(2) The Citigroup Broad Investment Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed rate corporate bonds with a maturity of one year or longer. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

                                                  AMERICAN FUNDS GVIT FUNDS | 15

 FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.

--------------------------------------------------------------------------------------------------------
                                FEEDER FUND              MASTER FUND                     AGGREGATE
-------------------------------------------------       ------------       -----------------------------
                                                            AMERICAN                  MASTER-
                             AMERICAN FUNDS                   BOND                 FEEDER TOTAL
                           GVIT BOND FUND (1)                 FUND                  EXPENSES (3),(4)
-------------------------------------------------       ------------       -----------------------------
                       CLASS II        CLASS VII         CLASS 1 (2)          CLASS II          CLASS VII
-------------------------------------------------       ------------       -----------------------------
Management Fees           0.00%            0.00%             0.43%             0.43%              0.43%

Distribution and/or
Service (12b-1) Fees      0.25%            0.40%             0.00%             0.25%              0.40%

Other Expenses            0.62%            0.62%             0.01%             0.63%              0.63%

Total Annual Fund
Operating Expenses        0.87%            1.02%             0.44%             1.31%              1.46%

Less Waiver/
Reimbursement (5)         0.15%            0.15%               N/A             0.15%              0.15%

Net Annual Fund
Operating Expenses        0.72%            0.87%             0.44%             1.16%              1.31%
--------------------------------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) Capital Research, the Master Fund's investment adviser, began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.

(3) Expenses are estimated based on each Fund's projected average net assets for 2006. There are no actual fees or expenses for these Funds in 2005 because the Funds commenced operations after December 31, 2005.

(4) The table above reflects the aggregate expenses of both the Master Fund and the Fund.

(5) Gartmore has entered into a written agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust , monitoring the ongoing investment performance of the Master Bond Fund, coordinating financial statements with those of the Master Bond Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 21 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2007 and may be renewed at that time.

 EXAMPLE (1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                                                 1 YR    3 YRS
--------------------------------------------------------------------------------
Class II                                         $118     $400
--------------------------------------------------------------------------------
Class VII                                         133      447
--------------------------------------------------------------------------------

(1) The Example reflects the aggregate expenses of both the Master Fund and the Fund.

16 | AMERICAN FUNDS GVIT FUNDS

SECTION 2 | Fund Details


 ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES
   AND RISKS

The Master Funds may use other principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information ("SAI") for each of the Funds contains additional information about the Master Funds' other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Funds' SAI, you will also receive a copy of the Master Funds' SAI free of charge.

STOCK MARKET RISK - (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND) - The Master Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o corporate earnings,
o production,
o management,
o sales, and
o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - Investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o political and economic instability
o the impact of currency exchange rate fluctuations
o reduced information about issuers
o higher transaction costs
o less stringent regulatory and accounting standards
o delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Master Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SMALL-CAP RISK (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND) - In general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Master Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

DEPOSITARY RECEIPTS (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - The Master Funds invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (`'ADRs"), European Depositary Receipts (`'EDRs") and Global Depositary Receipts (`'GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

INTEREST RATE RISK (MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Master Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Master Fund's investments to decline significantly.

CREDIT RISK (MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - These Master Funds invest in fixed-income securities. As a result, these Master Funds are subject to the risk that an issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Master Fund's investments. Junk bonds are generally more exposed to credit risk than are investment-grade securities.

                                                  AMERICAN FUNDS GVIT FUNDS | 17

EVENT RISK (Master Asset Allocation Fund, Master Bond Fund) - These Master Funds invest in fixed-income securities. As a result, these Master Funds are subject to the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates,
o the Federal Home Loan Banks,
o the Federal National Mortgage Association ("FNMA"),
o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC "), or
o the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Master Fund are not guaranteed.

MORTGAGE-BACKED SECURITIES (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Master Fund will have to invest the proceeds in securities with lower yields. This risk is known as `'prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as `'extension risk."


Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

ASSET-BACKED SECURITIES (MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Master Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Master Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

JUNK BONDS AND OTHER LOWER RATED SECURITIES (MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - Investment in junk bonds and other lower rated or high-yield securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, a Master Fund that invests in junk bonds is subject to these risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments,
o greater risk of loss due to default or declining credit quality,
o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due, and
o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Master Fund.

REPURCHASE AGREEMENTS (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - When entering into a repurchase agreement, a Master Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Master Fund buys securities that the seller has agreed to buy back as a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Master Fund could experience delays in recovering amounts owed to it.

18   |  AMERICAN FUNDS GVIT FUNDS

DERIVATIVES (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations,
o their use may reduce liquidity and make the Fund harder to value, especially in declining markets,
o the Fund may suffer disproportionately heavy losses relative to the amount invested, and
o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

ZERO COUPON BONDS (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - Zero coupon bonds pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. To avoid federal income tax liability, a fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND Fund) - Floating- and variable-rate securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date.

Like other fixed income securities, floating and variable rate securities are subject to interest rate risk. Securities that are callable are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the proceeds may be required to invest in lower yielding securities that reduce a Fund's income. A Fund will only purchase a floating or variable rate security of the same quality as the debt securities it would otherwise purchase.

PREFERRED STOCK (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - Preferred stocks are a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES (MASTER BOND FUND) - Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

TEMPORARY INVESTMENTS (MASTER GROWTH FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND, MASTER BOND FUND) - Each of the Master Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Master Fund's management believes that business, economic, political or financial conditions warrant, a Master Fund may invest without limit in cash or money market cash equivalents, including:

o short-term U.S. government securities,
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks,
o prime quality commercial paper,
o repurchase agreements covering any of the securities in which the Fund may invest in directly, and
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Master Fund from fully pursuing its investment objective, and the Master Fund may miss potential market upswings.

                                                  AMERICAN FUNDS GVIT FUNDS | 19

SELECTIVE DISCLOSURE OF FUND HOLDINGS

THE FUNDS

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. However, under the master-feeder structure, each Fund's sole portfolio holding is shares in the corresponding Master Fund.

THE MASTER FUNDS

A description of the Master Funds' policies and procedures regarding the release of portfolio holdings information is available in the Master Funds' SAI. Under such policies and procedures, the Master Funds' complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website (www.americanfunds.com) no earlier than the 10th day after the end of such calendar quarter. In addition, the Master Funds' list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after the end of such month.

20 | AMERICAN FUNDS GVIT FUNDS

SECTION 3 | Fund Management

INVESTMENT ADVISER TO THE MASTER FUNDS

Capital Research and Management Company ("Capital Research"), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and to other mutual funds, including those in The American Funds Group. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investment fund and business affairs of the Master Funds.

The Master Funds rely on the professional judgment of its investment adviser, Capital Research, to make decisions about the funds' portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.

The annual management fee for the year ended December 31, 2005, expressed as a percentage of each Master Fund's average daily net assets and not taking into account any applicable waivers, is as follows:

FUND                                            MANAGEMENT FEE
--------------------------------------------------------------------------------
Master Growth Fund                                       0.33%
--------------------------------------------------------------------------------
Master Global Growth Fund                                0.58%
--------------------------------------------------------------------------------
Master Asset Allocation Fund                             0.34%
--------------------------------------------------------------------------------
Master Bond Fund                                         0.43%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Master Fund Board of Trustees approval of the investment advisory agreement for the Master Growth Fund, the Master Asset Allocation Fund, and the Master Bond Fund is available on the Master Funds' semi-annual report to shareholders, for the period ended June 30, 2005. A discussion regarding the basis for the Master Fund Board of Trustees' approval of the investment advisory agreement for the Master Global Growth Fund is available in the Master Funds' annual report to shareholders, for the fiscal year ended December 31, 2005.

MASTER-FEEDER SERVICE PROVIDER
TO THE FEEDER FUNDS

Because each Fund invests all of its assets in a Master Fund which is managed by the Master Funds' investment adviser, the Funds do not have an investment adviser of their own. Gartmore SA Capital Trust ("Gartmore"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 serves as the master-feeder service provider for each of the Funds under the master-feeder structure. Consequently, Gartmore provides those non-investment management services typically provided as ancillary services by a fund's investment adviser. Gartmore was organized in 1999.

Gartmore will provide master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board of Trustees enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund;
(iii) coordination with the Master Fund's board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund's registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the Master Fund's board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund's officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Fund's officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board of Trustees concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.

                                                  AMERICAN FUNDS GVIT FUNDS | 21

PORTFOLIO MANAGEMENT OF THE
MASTER FUNDS

Capital Research uses a system of multiple fund counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund's portfolio. Investment decisions are subject to the limits provided by a Master Fund's objectives and policies and the oversight of Capital Research's investment committee.

The Fund counselors primarily responsible for the day-to-day management of the Master Funds' portfolios are listed below:

AMERICAN GROWTH FUND TEAM MEMBERS

GORDON CRAWFORD is a senior vice president and director of Capital Research. Mr. Crawford has been employed in the investment management area of Capital Research or its affiliates for the past 35 years. Mr. Crawford has been an equity portfolio counselor for the American Growth Fund for the past 12 years.

J. BLAIR FRANK is a vice president of Capital Research Company ("CRC"). Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 12 years. Mr. Frank has been an equity portfolio counselor for the American Growth Fund for the past six years.

DONNALISA BARNUM is a senior vice president of CRC. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 20 years. Ms. Barnum has been as an equity portfolio counselor for the American Growth Fund for the past three years.

RONALD B. MORROW is a senior vice president of CRC. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past nine years. Mr. Morrow has been an equity portfolio counselor for the American Growth Fund for the past three years.

AMERICAN GLOBAL GROWTH FUND
TEAM MEMBERS

ROBERT W. LOVELACE is the Chairman of Capital Research Company. Mr. Lovelace has been employed with Capital Research or its affiliates for the last 21 years. Mr. Lovelace has been an equity portfolio counselor for the American Global Growth Fund since the inception of the Fund (nine years).

NICK J. GRACE is a Senior Vice President of Capital Research Company. Mr. Grace has been employed with Capital Research or its affiliates for 12 years. Mr. Grace has been an equity portfolio counselor for the American Global Growth Fund for the past four years.

STEVEN T. WATSON is a Senior Vice President and Director of Capital Research Company. Mr. Watson has been employed with Capital Research or its affiliates for 16 years. Mr. Watson has been an equity portfolio counselor for the American Global Growth Fund for the past four years.

AMERICAN ASSET ALLOCATION FUND
TEAM MEMBERS

ALAN N. BERRO is a Vice President of Capital Research and Management Company. Mr. Berro has been employed with Capital Research or its affiliates for 15 years. Mr. Berro has been an equity portfolio counselor for the American Asset Allocation Fund for the past six years.

SUSAN M. TOLSON is a Senior Vice President of Capital Research Company. Ms. Tolson has been employed with Capital Research or its affiliates for 16 years. Ms. Tolson has been a fixed-income portfolio counselor for the American Asset Allocation Fund for the past six years.

MICHAEL T. KERR is a Vice President of Capital Research and Management Company. Mr. Kerr has been employed with Capital Research or its affiliates for 21 years. Mr. Kerr has been an equity portfolio counselor for the American Asset Allocation Fund for less than one year.

JAMES R. MULALLY is a Senior Vice President of Capital Research Company. Mr. Mulally has been employed with Capital Research or its affiliates for 26 years. Mr. Mulally has been an equity portfolio counselor for the American Asset Allocation Fund for one year.

AMERICAN BOND FUND TEAM MEMBERS

ABNER D. GOLDSTINE is a Senior Vice President and Director of Capital Research and Management Company. Mr. Goldstine has been employed with Capital Research or its affiliates for 39 years. Mr. Goldstine has been a fixed-income portfolio counselor for the American Bond Fund since the Fund's inception (10 years).

JOHN H. SMET is a Senior Vice President of Capital Research and Management Company. Mr. Smet has been employed with Capital Research or its affiliates for 23 years. Mr. Smet has been a fixed-income portfolio counselor for the American Bond Fund since the Fund's inception (10 years).

DAVID C. BARCLAY is a Senior Vice President of Capital Research and Management Company. Mr. Barclay has been employed with Capital Research or its affiliates for 18 years. Mr. Barclay has been a fixed-income portfolio counselor for the American Bond Fund for the past eight years.

MARK H. DALZELL is a Senior Vice President of Capital Research Company. Mr. Dalzell has been employed with Capital Research or its affiliates for 18 years. Mr. Dalzell has been a fixed-income portfolio counselor for the American Bond Fund for one year.

ADDITIONAL INFORMATION ABOUT THE
FUND MANAGERS

With respect to the individuals listed, the Funds' SAI (Appendix C) provides additional information about compensation, other accounts managed and ownership of securities in the Funds.


22 | AMERICAN FUNDS GVIT FUNDS

SECTION 4 | Investing with Gartmore


CHOOSING A SHARE CLASS

Class II and Class VII shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Insurance companies, including Nationwide, provide additional services necessary for them to receive Rule 12b-1 fees for the sale of Class II and Class VII shares.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then invests its proceeds in its respective Master Fund which, in turn, buys securities for the Master Fund's portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds and the Master Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc. ("GDSI"), an affiliate of Gartmore.

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV per share of each class of each Fund is calculated by taking the NAV of the Master Fund, subtracting the Fund's liabilities attributable to the Fund, and dividing by the number of shares of that class that are outstanding. The NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) ("Close of Trading") on each day the Exchange is open for trading ("Business Day"). Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not determine NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

THE FUNDS

The NAV of each Fund is determined based upon the NAV of its corresponding Master Funds.

THE MASTER FUNDS

Each Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets are valued primarily on the basis of market quotations. However, the Master Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research, materially affect the value of the portfolio securities of a Master Fund, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in a Master Fund.

Because certain of the Master Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Master Funds do not price their shares, the value of securities held in those Master Funds may change on days when you will not be able to purchase or redeem your Fund shares

                                                  AMERICAN FUNDS GVIT FUNDS | 23

SELLING SHARES

THE FUNDS

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

THE MASTER FUNDS

Shares of the Master Funds are currently offered only to insurance company separate accounts and feeder funds that themselves are offered only to insurance company separate accounts. All such shares may be purchased or redeemed by the separate accounts or feeder funds at net asset values without any sales or redemption charges. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the separate accounts/feeder funds.

RESTRICTIONS ON SALES

THE FUNDS

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request for up to seven days after the receipt of the request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient fund management or would adversely affect the Fund.

THE MASTER FUNDS

All Master Funds shares may be purchased or redeemed at net asset values without any sales or redemption charges.

EXCESSIVE OR SHORT TERM TRADING

THE FUNDS

The Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:

o disrupt fund management strategies,
o increase brokerage and other transaction costs, and
o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading.
The Funds' procedures are described below:

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to these limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring

24 | AMERICAN FUNDS GVIT FUNDS
and take steps to prevent future short-term trades by such contract holder. Because the Funds are unable to monitor significant cash flows into and out of the Master Funds, the Funds rely on the Master Funds' policies and procedures with respect to trading activity, as described below.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring the trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, a Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading, and
o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

THE MASTER FUNDS

The Funds also may be affected if there is frequent trading of Master Fund shares by other shareholders of a Master Fund. Frequent trading of a Master Fund's shares may lead to increased costs to the Master Fund and less efficient management of the Master Fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders, such as the Funds.

The Master Funds and American Funds Distributors, Inc., the Master Funds' distributor, reserves the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Master Funds or American Funds Distributors, Inc. has determined could involve actual or potential harm to any fund may be rejected. Frequent trading of a Master Fund's shares may lead to increased costs to that fund and less efficient management of the Master Fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

The Master Funds' board of directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. Under the Master Funds "purchase blocking policy", any contract owner redeeming units representing a beneficial interest in any Master Fund having a value of $5,000 or more will be precluded from investing in units of beneficial interest in that Master Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. This prohibition will not apply to redemptions by contract owners whose units are held on the books of insurance company separate accounts that have not adopted procedures to implement this policy or to redemptions by other registered investment companies sponsored by insurance companies. American Funds Service Company, the Master Funds' transfer agent, will work with the insurance companies to develop such procedures or other procedures that American Funds Service Company determines are reasonably designed to achieve the objective of the purchase blocking policy. At the time the insurance companies adopt these procedures, contract owners whose units are held on the books of such companies will be subject to this general purchase blocking policy. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the contract owner's account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of units representing a beneficial interest in a Master Fund having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfer of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the contract owner's account is able to identify the transaction as one of these types of transactions.

DISTRIBUTION AND SERVICES PLANS

THE FUNDS

BECAUSE THE FUNDS' DISTRIBUTION PLAN FEES AND ADMINISTRATIVE SERVICE PLAN FEES ARE PAID OUT OF EACH FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

                                                  AMERICAN FUNDS GVIT FUNDS | 25

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for expenses associated with distributing and selling Class II and Class VII shares of a Fund and providing shareholder services. Under that Distribution Plan, the Funds pay GDSI from its Class II and Class VII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of each Fund's Class II shares' average daily net assets and 0.40% of each Fund's Class VII shares' average daily net assets.

ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Funds' Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class II Shares and Class VII Shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's assets on an on going basis, these fees will increase the cost of your investments over time and may cost you more than paying other types of sales charges.

THE MASTER FUNDS

The Master Funds do not charge a 12b-1 fee or an administrative services fee for the Class 1 shares in which the Funds invest.

REVENUE SHARING

THE FUNDS

The Funds do not have an investment adviser under this master-feeder structure. As it is a fund's investment adviser, or its affiliates, who typically make revenue sharing payments out of their legitimate profits to insurance companies, broker-dealers or other financial intermediaries for marketing, promotional or related services, there are no such payments made on behalf of the Funds at the feeder fund level.

THE MASTER FUNDS

Capital Research does not engage in revenue sharing with respect to the Master Funds.

26 | AMERICAN FUNDS GVIT FUNDS

SECTION 5 | Distributions and Taxes


THE FUNDS

DIVIDENDS AND DISTRIBUTIONS

Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its fund securities will be declared and paid to shareholders annually. We automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed to the owners. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax adviser for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

Please refer to the Funds' SAI (and the Master Funds' SAI) for more information regarding the tax treatment of the Funds (and the Master Funds).

THE MASTER FUNDS

Each Master Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the Master Fund itself is relieved of federal income tax.

It is the Master Funds' policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN A FUND.

                                                  AMERICAN FUNDS GVIT FUNDS | 27

SECTION 6 | Financial Highlights


Financial Highlights information is not shown because the shares of the Fund were first offered on May 1, 2006 and, therefore, the Funds have no historical performance to report.

28 | AMERICAN FUNDS GVIT FUNDS

[BLANK PAGE]

INFORMATION FROM AMERICAN FUNDS GVIT FUNDS

Please read this prospectus (and the accompanying Master Funds' prospectus) before you invest, and keep them with your records. These prospectus intended for use in connection with variable insurance contracts. The following documents
- which may be obtained free of charge - contain additional information about the Funds:

O STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS (INCORPORATED BY REFERENCE INTO THIS PROSPECTUS)

O ANNUAL REPORTS FOR THE FUNDS (WHICH CONTAIN DISCUSSIONS OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED EACH FUND'S PERFORMANCE)

O SEMIANNUAL REPORTS FOR THE FUNDS

To obtain a document free of charge, call 800 848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its website.

When you request a copy of the Funds' SAI, you will also receive, free of charge, a copy of the Master Funds SAI.

INFORMATION FROM THE SECURITIES AND
EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

O ON THE SEC'S EDGAR DATABASE VIA THE INTERNET AT WWW.SEC.GOV,

O IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C.
  (CALL 202-551-8090 FOR THEIR HOURS OF OPERATION), OR

O BY MAIL BY SENDING YOUR REQUEST TO SECURITIES AND EXCHANGE COMMISSION PUBLIC
  REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 (THE SEC CHARGES A FEE TO COPY ANY DOCUMENTS.)

AMERICAN FUNDS GVIT FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428


                 THE TRUST'S INVESTMENT COMPANY ACT FILE NOS.: 2-73024, 811-3213

            THE MASTER FUNDS INVESTMENT COMPANY ACT FILE NOS.: 2-86838, 811-3857

                                                                 PR-GVIT-AM 5/06

              THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

                        GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT GROWTH FUND
AMERICAN FUNDS GVIT GLOBAL GROWTH FUND
AMERICAN FUNDS GVIT ASSET ALLOCATION FUND
AMERICAN FUNDS GVIT BOND FUND

         Gartmore Variable Insurance Trust (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 39 series. This Statement of Additional Information ("SAI") relates to the four series of the Trust listed above (each, a "Fund" or "Feeder Fund" and collectively, the "Funds" or "Feeder Funds").

         Each Fund described in this SAI operates as a "feeder fund" which means it does not buy individual securities directly. Instead, it invests all of its assets in another mutual fund, the "master fund," which invests directly in individual securities. Each such master fund (each a "Master Fund" or "American Master Fund" and, collectively, the "Master Funds" or "American Master Funds") is a series of American Funds Insurance Series(R) ("American Funds"). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the same gross investment returns. The differences in objectives and policies among each of the four Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund's corresponding Master Fund is listed below:


------------------------------------------------ -------------------------------
FEEDER FUND                                      AMERICAN FUNDS MASTER FUND
------------------------------------------------ -------------------------------
American Funds GVIT Growth Fund                  Growth Fund
------------------------------------------------ -------------------------------
American Funds GVIT Global Growth Fund           Global Growth Fund
------------------------------------------------ -------------------------------
American Funds GVIT Asset Allocation Fund        Asset Allocation Fund
------------------------------------------------ -------------------------------
American Funds GVIT Bond Fund                    Bond Fund
------------------------------------------------ -------------------------------

         Under the master-feeder structure, each Fund may withdraw its entire investment from its corresponding Master Fund if the Trust's Board of Trustees (the "Board") determines that it is in the best interests of the Fund and its shareholders to do so. Prior to such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity, asking one of the investment adviser affiliates of Gartmore SA Capital Trust ("Gartmore"), the Fund's master-feeder service provider, to manage the Fund either directly or with a sub-adviser under an agreement between the Trust and Gartmore, or taking any other appropriate action.

         This SAI is not a prospectus but this it is incorporated by reference into the Prospectus for the Feeder Funds. It contains information in addition to and more detailed than that set forth in the Prospectus for the Feeder Funds and should be read in conjunction with the Prospectus. As Feeder Funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds' Prospectus that was provided to you along with your Feeder Funds' Prospectus, as well as the Master Funds' SAI that is provided to you along with this Feeder Funds' SAI.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
General Information and History............................................    1
Additional Information on Portfolio Instruments and Investment Policies....    1
Description of Portfolio Instruments and Investment Policies...............    2
Investment Restrictions....................................................   21
Portfolio Turnover.........................................................   25
Insurance Law Restrictions.................................................   25
Major Shareholders.........................................................   25
Disclosure of Portfolio Holdings...........................................   26
Trustees and Officers of the Trust.........................................   27
Investment Advisory and Other Services.....................................   44
Brokerage Allocations......................................................   50
Purchases, Redemptions and Pricing of Shares...............................   51
Performance Advertising....................................................   53
Additional Information.....................................................   54
Tax Status.................................................................   55
Other Tax Consequences.....................................................   58
Tax Consequences to Shareholders...........................................   58
Financial Statements.......................................................   58
Appendix A - Debt Ratings..................................................  A-1
Appendix B - Proxy Voting Guidelines Summaries.............................  B-1
Appendix C - Portfolio Managers............................................  C-1

GENERAL INFORMATION AND HISTORY

         FEEDER FUNDS
         ------------

         Gartmore Variable Insurance Trust, formerly Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended on May 2, 2005. The Trust, originally organized under the laws of Massachusetts by a Declaration of Trust dated June 30, 1981, as subsequently amended, redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005. The Trust currently offers shares in 39 separate series, each with its own investment objective.

         MASTER FUNDS
         ------------

         American Funds Insurance Series is an open-end investment company was organized as a Massachusetts business trust on September 13, 1983. The Master Funds are 4 of 14 funds currently offered by the Series, each with its own investment objective.

         Each of the Feeder Funds and Master Funds is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         FEEDER FUNDS
         ------------

         Under the master-feeder structure, each Feeder Fund invests all of its assets in a corresponding Master Fund. The following provides additional information about each Master Fund's investment policies. Please note that the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund's net assets unless otherwise noted. This summary is not intended to reflect all of a Master Fund's investment limitations.

         MASTER FUNDS
         ------------

AMERICAN MASTER GROWTH FUND

      GENERAL
     o The fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

      NON-U.S. SECURITIES
     o The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada.

     DEBT SECURITIES
     o The fund may invest up to 10% of its assets in nonconvertible debt securities rated Ba or below by Moody's and BB or below by S&P or in unrated securities that are determined to be of equivalent quality.

AMERICAN MASTER GLOBAL GROWTH FUND

     GENERAL
     o The fund invests primarily in common stocks of companies located around the world.

     DEBT SECURITIES
     o The fund may invest up to 10% of its assets in debt securities (other than convertible) rated Baa or below by Moody's and BBB or below by S&P or in unrated securities that are determined to be of equivalent quality.

AMERICAN MASTER ASSET ALLOCATION FUND

     GENERAL
     o The fund will generally invest 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).

     DEBT SECURITIES
     o Up to 25% of the fund's debt assets may be invested in straight debt securities (i.e., not convertible into equity) rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality.

     NON-U.S. SECURITIES
     o The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not in the S&P 500.
     o The fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.

AMERICAN MASTER BOND FUND

     EQUITY SECURITIES
     o The fund may invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The fund may not purchase other equity securities directly, but may retain up to 5% of its assets in common stock, warrants and rights after the sale of the corresponding debt securities or received in exchange for debt securities.

     DEBT SECURITIES
     o The fund will invest at least 80% of its assets in bonds. For purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities.
     o The fund will invest at least 35% of its assets in debt securities (including cash and cash equivalents) rated A or better by Moody's or S&P or in unrated securities that are determined to be of equivalent quality.
     o The fund will invest at least 65% of its assets in debt securities (including cash and cash equivalents) that are rated Baa or better by Moody's or BBB or better by S&P or in unrated securities that are determined to be of equivalent quality.
     o The fund may invest up to 35% of its assets in debt securities rated Ba or below by Moody's and BB or below by S&P or in unrated securities that are determined to be of equivalent quality.

     NON-U.S. SECURITIES
     o The fund may invest up to 20% of its assets in non-U.S. dollar denominated securities.

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The following is a description of various investment instruments and techniques that may be pursued by a Master Fund. Since each Feeder Fund does not invest directly in securities but rather invests directly in its corresponding Master Fund, each Feeder Fund is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. Note however that in the event that the Board of Trustees of the Trust determines that it is in the best interests of a Feeder Fund to withdraw its entire investment in a Master Fund and instead allow an investment adviser to direct the investment/reinvestment of the Feeder Fund's assets directly in securities, then the Feeder Fund would be directly subject to the following instruments and techniques and related risks, as applicable. The following supplements the discussion in the Feeder Funds' prospectus regarding investment strategies, policies and risks.

INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the investment adviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Master Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

         Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Master Fund as initial criteria for the selection of portfolio securities, but the Master Fund also relies upon the independent advice of the Master Fund's adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Master Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Master Fund's adviser will consider such events in its determination of whether the Master Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Master Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         Medium-Quality Securities. Certain Master Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Master Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Master Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Master Fund's net asset value. If a Master Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Master Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Master Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Master Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Master Fund.

         Liquidity and Valuation. A Master Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Master Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Master Fund's asset value and ability to dispose of particular securities, when necessary to meet such Master Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Master Fund to obtain accurate market quotations for purposes of valuing that Master Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

         o the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

         o the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

         o the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Master Fund purchases the principal portion of the STRIPS, the Master Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Master Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

         Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

         Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Master Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Master Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Master Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Master Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Master Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Master Fund would likely decrease. Also, a Master Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Master Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multi-class pass-through securities.

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Master Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

REPURCHASE AGREEMENTS

         In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Master Fund, the Master Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Master Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Master Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Master Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Master Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Master Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Master Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Master Fund's adviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

FORWARD COMMITMENTS

         The Master Funds may enter into commitments to purchase or sell securities at a future date. When a Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Master Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

         The Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Master Fund's aggregate commitments in connection with these transactions exceed its segregated assets, the Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the Master Fund's portfolio securities decline while the Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.

         The Master Asset Allocation Fund and Master Bond Fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. These Master Funds assume the risk of price and yield fluctuations during the time of the commitment. These Master Funds will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.

PRIVATE COMPANIES

         The Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company's public offering and are often subject to additional contractual restrictions on resale that would prevent the Master Funds from selling their company shares for a period of time following the public offering.

         Investments in private companies can offer the Master Funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

LENDING PORTFOLIO SECURITIES

         Each of the Master Asset Allocation Fund and Master Bond Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Master Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Master Fund to be the equivalent of cash. From time to time, the Master Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. Each of these Master Funds will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. These Master Funds do not currently intend to engage in this investment practice over the next 12 months.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Master Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Master Fund must be able to terminate the loan at any time; (4) a Master Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Master Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Master Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Master Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INFLATION INDEXED BONDS

         The Master Asset Allocation Fund and Master Bond Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.

         Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Master Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Master Fund may hold securities and funds in foreign currencies, a Master Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Master Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Master Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Investment in Companies in Developing or Emerging Market Countries. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Master Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Master Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Master Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Master Fund's inability to dispose fully and promptly of positions in declining markets will cause the Master Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Master Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Depositary Receipts. A Master Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Master Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Master Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Foreign Sovereign Debt. Certain Master Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Master Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Master Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Master Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

CURRENCY TRANSACTIONS

         The Master Funds can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. The Master Growth Fund does not currently intend to engage in any such transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Master Fnds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets which will be marked to market daily to meet their forward contract commitments to the extent required by the SEC.

         The Master Bond Fund may enter into the transactions described above and may also enter into exchange-traded futures contracts relating to foreign currencies ("currency contracts") in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by these Master Funds to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date. Although currency contracts typically will involve the purchase and sale of a currency against the U.S. dollar, these funds also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, American Funds Insurance Series has filed a notice of eligibility with the Commodity Futures Trading Commission ("CFTC") that exempts it from CFTC registration as a "commodity pool operator" as defined under the Commodity Exchange Act. Pursuant to this notice, the Master Funds will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than "hedging" (as defined by CFTC rules) up to 5% of a Master Fund's net assets.

         Certain provisions of the Internal Revenue Code may limit the extent to which the Master Funds may enter into forward contracts. Such transactions may also affect, for U.S. federal tax purposes, the character and timing of income, gain or loss recognized by the Master Funds.

REAL ESTATE SECURITIES

         Although no Master Fund will invest in real estate directly, a Master Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Master Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

         Certain Master Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Master Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

         A Master Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

         Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Master Fund may invest, consistent with its goals and policies.

         An investment in an enhanced convertible security or any other security may involve additional risks to the Master Fund. A Master Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Master Fund's ability to dispose of particular securities, when necessary, to meet the Master Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Master Fund to obtain market quotations based on actual trades for purposes of valuing the Master Fund's portfolio. A Master Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

         Certain Master Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

         Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Master Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Master Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Master Funds' board of trustees, the Master Fund's adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Master Fund's level of illiquidity may increase.

         A Master Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Master Fund. The assets used as cover for OTC options written by a Master Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Master Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The adviser will monitor the liquidity of restricted securities in the Master Fund. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.


FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Master Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Master Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the

Master Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Master Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Master Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Master Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Master Fund's custodian subject to a subcustodian agreement approved by the Master Fund between that bank and the Master Fund's custodian.

BANK OBLIGATIONS

         Bank obligations that may be purchased by a Master Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

         Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Master Fund's limitation on investments in illiquid securities.

         Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Master Fund having a contractual relationship only with the lender, not with the borrower. A Master Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Master Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Master Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Master Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Master Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Master Fund will acquire Loan Participations only if the lender interpositioned between the Master Fund and the borrower is determined by the adviser to be creditworthy. When a Master Fund purchases Assignments from lenders, the Master Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Master Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Master Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Master Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Master Fund for which a secondary trading market exists, the Master Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Master Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Master Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Master Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Master Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Master Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Master Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Master Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Master Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund's obligation to repurchase the securities, and the Master Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Mortgage dollar rolls are arrangements in which a Master Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Master Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Master Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Master Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Master Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalents or some other type of security, entering into mortgage dollar rolls may subject the Master Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Master Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered borrowings by the Master Funds.

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Master Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Master Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Master Fund's adviser believes that such arbitrage transactions do not present the risks to the Master Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

         FEEDER FUNDS
         ------------

         Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's (or Master Fund's) adviser believes that business, economic, political or financial conditions warrant, a Fund (or Master Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund (or Master Fund) will not be pursuing its investment objective and may miss potential market upswings.

INVESTMENT RESTRICTIONS

         MASTER FUNDS AND FEEDER FUNDS
         -----------------------------

         The following are fundamental investment restrictions for each of the Feeder Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Feeder Funds:

o May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o Except as provided below, may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Except as provided below, may not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

         The following are the NON-FUNDAMENTAL operating policies of each of the Feeder Funds, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL.

Each of the Feeder Funds may not:

o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act except that each Feeder Fund may invest all or substantially all of its assets in the shares of another registered, open-end investment company such as a Master Fund.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

         Note, however, that the investment limitations (fundamental and non-fundamental) described above do not prohibit each Feeder Fund from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds.

         The investment objectives of each of the Feeder Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval. In particular, investment of each Feeder Fund's assets in its corresponding Master Fund is not a fundamental policy of any Feeder Fund and a shareholder vote is not required to withdraw a Feeder Fund's entire investment from its corresponding Master Fund.

         MASTER FUNDS
         ------------

         Each Feeder Fund invests all or substantially all of its assets in a corresponding Master Fund. The following are fundamental investment restrictions for each of the Master Funds which cannot be changed without the vote of the majority of the outstanding shares of the Master Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less. All percentage limitations are considered at the time securities are purchased and are based on a Master Fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable Master Fund.

Each of the Master Funds may not:

     1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

     3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

     4. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

     5. Purchase commodities or commodity contracts; except that American Master Asset Allocation Fund and American Master Bond Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).

     6. Invest in companies for the purpose of exercising control or management.

     7.   Make loans to others except for (a) the purchase of debt securities;
          (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

     8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

     9.   Purchase securities on margin.

     10. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

     11. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in investment restriction number 5.

     12. Invest in securities of other investment companies, except as permitted by the 1940 Act.

     13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

            Notwithstanding investment restriction number 12, if deemed advisable by its officers, compensation paid by the American Master Fund to its Trustees may be invested in securities of these or other investment companies under a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the SEC.

            Notwithstanding investment restriction number 13, the American Master Funds may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the American Master Fund an underwriter as that term is defined under the Securities Act.

         The following are the NON-FUNDAMENTAL operating policies of each of the American Master Funds, which MAY BE CHANGED by the American Funds Board of Trustees WITHOUT SHAREHOLDER APPROVAL.

Each Master Fund may not:

     1.   Invest more than 15% of its net assets in illiquid securities.

     2.   Issue senior securities, except as permitted by the 1940 Act.

         INTERNAL REVENUE CODE RESTRICTIONS
         ----------------------------------

         In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

         1) A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         2) A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         3) A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         4) A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

         Each U.S. government agency or instrumentality shall be treated as a separate issuer. The Feeder Funds intend to comply with these diversification requirements under Subchapter L of the Code through their investment in the Master Funds.

PORTFOLIO TURNOVER

         MASTER FUNDS AND FEEDER FUNDS
         -----------------------------

         Since the Feeder Funds invest all or substantially all of their assets in a corresponding Master Fund, the Feeder Funds are not in a position to affect the portfolio turnover of the Master Funds. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund. Portfolio turnover has increased in the Master Fund Bond Fund over the past two fiscal years as the investment adviser has sought to reposition the fund in a rising interest rate environment.

INSURANCE LAW RESTRICTIONS

         FEEDER FUNDS
         ------------

         In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, Gartmore or its affiliates (collectively, "Gartmore") and the insurance companies may enter into agreements, required by certain state insurance departments, under which Gartmore may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by

Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. Since the Funds have not yet commenced operations, it is expected that upon commencement of the public offering, Gartmore or one of its affiliates will own all or substantially all of each new Fund's shares.

         To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of any of the Funds, they are deemed to have "control" over matters which are subject to a vote of the applicable Fund's shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

         FEEDER FUNDS
         ------------

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' various service providers. However, under a master-feeder structure, each Feeder Fund's sole portfolio holding is shares of its corresponding Master Fund.

         MASTER FUNDS
         ------------

         The Master Funds' investment adviser, Capital Research and Management Company ("Capital Research") on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the Master Funds' portfolio securities. These policies and procedures have been reviewed by the Master Funds' Board of Trustees and compliance will be periodically assessed by the Board in connection with reporting from the Master Funds' Chief Compliance Officer of any deviations from, or changes to, these policies and procedures.

         Under these policies and procedures, the Master Funds' complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the Master Funds' list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the Master Funds (including the Master Funds' Board members and officers, and certain personnel of the Master Funds' investment adviser and its affiliates) and certain service providers (such as the Master Funds' custodian, insurance companies and outside counsel) who require such information for legitimate business and Master Fund oversight purposes may receive such information earlier.

         Affiliated persons of the Master Funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Master Funds receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the Master Funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the Master Funds nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

         The authority to disclose a Master Fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the Master Funds' investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the Master Fund's portfolio securities is appropriate and in the best interest of Master Fund shareholders. Capital Research has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Master Fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about Master Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Master Fund transactions. In addition, Capital Research believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to Master Fund service providers for legitimate business and Master Fund oversight purposes) until such holdings have been made public on the American Funds website, helps reduce potential conflicts of interest between Master Fund shareholders and Capital Research and its affiliates.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

         FEEDER FUNDS
         ------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                IN FUND
                        POSITION(S)       TRUST -                                  COMPLEX           OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
Charles E. Allen          Trustee        Since        Mr. Allen is Chairman,          84               None
                                         July 2000    Chief Executive Officer
c/o Gartmore Global                                   and President of
Investments, Inc.                                     Graimark Realty
1200 River Road,                                      Advisors, Inc. (real
Suite 1000,                                           estate development,
Conshohocken, PA                                      investment and asset
19428                                                 management).

1948

Paula H.J.                Trustee       Since July    Ms. Cholmondeley is an          84        Dentsply
Cholmondeley                               2000       independent strategy                      International,
                                                      consultant.                               Inc., Minerals
c/o Gartmore Global                                   Ms. Cholmondeley was                      Technologies,
Investments, Inc.                                     Vice President and                        Inc., Ultralife
1200 River Road,                                      General Manager of                        Batteries, Inc.,
Suite 1000,                                           Specialty Products at                     Albany
Conshohocken, PA                                      Sappi Fine Paper North                    International
19428                                                 America (1998 - 2004).                    Corp., Terex
                                                                                                Corporation and
1947                                                                                            Ultralife
                                                                                                Batteries, Inc.

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                IN FUND
                        POSITION(S)       TRUST -                                  COMPLEX           OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
C. Brent DeVore           Trustee       Since 1990    Dr. DeVore is President         84               None
                                                      of Otterbein College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1940

Phyllis Kay Dryden        Trustee          Since      Beginning in February           84               None
                                       December 2004  2006 Ms. Dryden is
c/o Gartmore Global                                   employed by Mitchell
Investments, Inc.                                     Madison Group, a
1200 River Road,                                      management consulting
Suite 1000,                                           company.  Ms. Dryden was
Conshohocken, PA                                      a former Managing
19428                                                 Partner of MARCH FIRST,
                                                      a global management
1947                                                  consulting firm prior to
                                                      2002.

Barbara L. Hennigar       Trustee          Since      Retired.                        84               None
                                         July 2000
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1935


                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                IN FUND
                        POSITION(S)       TRUST -                                  COMPLEX           OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
Barbara I. Jacobs         Trustee          Since      Ms. Jacobs has served as        84               None
                                       December 2004  Chairman of the Board of
c/o Gartmore Global                                   Directors of KICAP
Investments, Inc.                                     Network Fund, a European
1200 River Road,                                      (United Kingdom) hedge
Suite 1000,                                           fund, since January
Conshohocken, PA                                      2001.  Prior to 2004,
19428                                                 Ms. Jacobs was also a
                                                      Managing Director and
1950                                                  European Portfolio
                                                      Manager of CREF
                                                      Investments (Teachers
                                                      Insurance and Annuity
                                                      Association -- College
                                                      Retirement Equities
                                                      Fund).

Douglas F. Kridler        Trustee          Since      Mr. Kridler is the              84               None
                                         September    President and Chief
c/o Gartmore Global                        1997       Executive Officer of the
Investments, Inc.                                     Columbus Foundation
1200 River Road,                                      (Columbus, OH-based
Suite 1000,                                           foundation which manages
Conshohocken, PA                                      over 1,000 individual
19428                                                 endowment funds). Prior
                                                      to January 31, 2002, Mr.
1955                                                  Kridler was the
                                                      President of the
                                                      Columbus Association for
                                                      the Performing Arts and
                                                      Chairman of the Greater
                                                      Columbus Convention and
                                                      Visitors Bureau.

Michael D. McCarthy       Trustee          Since      Retired. Mr. McCarthy           84               None
                                       December 2004  was Chairman  of VMAC
c/o Gartmore Global                                   (Commodity Swaps) from
Investments, Inc.                                     October 2002 until June
1200 River Road,                                      2005 and  a partner of
Suite 1000,                                           Pineville Properties LLC
Conshohocken, PA                                      (a commercial real
19428                                                 estate development firm)
                                                      from September 2000
1947                                                  through June
                                                      2005.

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                IN FUND
                        POSITION(S)       TRUST -                                  COMPLEX           OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED (1) DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**


David C. Wetmore        Trustee and        Since      Retired.                        84               None
                          Chairman         1995
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1948

------------
* Information provided may include time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust). The term of office length is until a director resigns.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

*** Mr. DeVore has served a President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).


TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

                                                                                  NUMBER OF
                                         TERM OF                                 PORTFOLIOS
                                         OFFICE                                   IN FUND
                        POSITION(S)      LENGTH                                   COMPLEX           OTHER
   NAME, ADDRESS,        HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND         SERVED (1)  DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(2)
Paul J. Hondros          Trustee      Since July     Mr. Hondros is President       88(3)            None
                                         2000        and Chief Executive
Gartmore Global                                      Officer of Gartmore
Investments, Inc.                                    Distribution Services,
1200 River Road,                                     Inc.(1), Gartmore
Suite 1000,                                          Investor Services,
Conshohocken, PA                                     Inc.(1), Gartmore Morley
19428                                                Capital Management,
                                                     Inc.(1), Gartmore Morley
1948                                                 Financial Services,
                                                     Inc.(1), NorthPointe
                                                     Capital, LLC(1),

                                                                                  NUMBER OF
                                         TERM OF                                 PORTFOLIOS
                                         OFFICE                                   IN FUND
                        POSITION(S)      LENGTH                                   COMPLEX           OTHER
   NAME, ADDRESS,        HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH         FUND         SERVED(1)   DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(2)

                                                     GGAMT(1), GGI(1),
                                                     GMF(1),and GSA(1) and a
                                                     Director of Nationwide
                                                     Securities, Inc..(1) as
                                                     well as several entities
                                                     within Nationwide
                                                     Financial Services, Inc.

Arden L. Shisler         Trustee     February 2000   Retired; Mr. Shisler is          88            Director of
                                                     the former President and                       Nationwide
c/o Gartmore Global                                  Chief Executive Officer                         Financial
Investments, Inc.                                    of KeB Transport, Inc.,                    Services, Inc. (1)
1200 River Road,                                     a trucking firm (2000
Suite 1000,                                          through 2002), He served
Conshohocken, PA                                     as a consultant to KeB
19428                                                from January 2003
                                                     through December 2004.
1941                                                 He is Chairman of the
                                                     Board for Nationwide
                                                     Mutual Insurance
                                                     Company(1) and a
                                                     Director of Nationwide
                                                     Financial Services, Inc.
                                                     (1)

Gerald J. Holland       Treasurer        Since       Mr. Holland is Senior            88               None
                                      March 2001     Vice President -
Gartmore Global                                      Operations for GGI(1),
Investments, Inc.                                    GMF(1) and GSA.(1) He is
1200 River Road,                                     Treasurer to the Funds.
Suite 1000,
Conshohocken, PA
19428

1951

Eric E. Miller          Secretary        Since       Mr. Miller is Senior             88               None
                                     December 2002   Vice President, Chief
Gartmore Global                                      Counsel for GGI,(1)
Investments, Inc.                                    GMF,(1) and GSA(1).
1200 River Road,                                     Prior to August 2002, he
Suite 1000,                                          was a Partner with
Conshohocken, PA                                     Stradley Ronon Stevens &
19428                                                Young, LLP.

1953

------------
(1) GGAMT is Gartmore Global Asset Management Trust. GGI is Gartmore Global Investments, Inc. GMF is Gartmore Mutual Fund Capital Trust. GSA is

         Gartmore SA Capital Trust. This position is held with an affiliated person or principal underwriter of the Funds. Length of time served includes time served with predecessor of the Trust.

(2) Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3) Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC four private investment companies (hedge funds) managed by Gartmore SA Capital Trust.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; and (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; and (f) meet and consider the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairman), Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) overseeing the Trust's portfolio brokerage practices; and (d) overseeing distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund

Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and
(vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; and (5) to review an monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's fund and any other account managed by the portfolio manager. This Committee met four times during the past fiscal year and currently consists of the following
Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF GARTMORE FUNDS AS OF DECEMBER 31, 2005

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES AND/OR SHARES IN ALL
                                                                                 REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY SECURITIES      OVERSEEN BY TRUSTEE IN FAMILY OF
           NAME OF TRUSTEE                  AND/OR SHARES IN THE FUNDS*              INVESTMENT COMPANIES
Charles E. Allen                                       None                      $10,001-$50,000
Paula H.J.  Cholmondeley                               None                      $50,001-$100,000
C. Brent DeVore                                        None                      Over $100,000
Phyllis Kay Dryden                                     None                      $10,001-$50,000
Barbara L. Hennigar                                    None                      $10,001-$50,000
Barbara I. Jacobs                                      None                      $50,001-$100,000
Douglas F. Kridler                                     None                      $10,001-$50,000
Michael D. McCarthy                                    None                      None
David C. Wetmore                                       None                      Over $100,000
Paul J. Hondros                                        None                      Over $100,000
Arden L. Shisler                                       None                      Over $100,000

------------
* Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.


OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2005

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                       NAME OF OWNERS
                             AND
                       RELATIONSHIPS TO       NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE         TRUSTEE            COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
Charles E. Allen             N/A                N/A                N/A               None                N/A
Paula H.J.                   N/A                N/A                N/A               None                N/A
Cholmondeley
C. Brent DeVore              N/A                N/A                N/A               None                N/A
Phyllis Kay Dryden           N/A                N/A                N/A               None                N/A
Barbara L. Hennigar          N/A                N/A                N/A               None                N/A
Barbara I. Jacobs            N/A                N/A                N/A               None                N/A
Douglas F. Kridler           N/A                N/A                N/A               None                N/A
Michael D. McCarthy          N/A                N/A                N/A               None                N/A
David C. Wetmore             N/A                N/A                N/A               None                N/A

------------
(1) Investment advisers include Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. These advisers do not advise any of the Feeder Funds.
(2) As of December 31, 2005, subadvisers include The Dreyfus Corporation, Epoch Investment Partners, Inc., Federated Investment Management Company, Gartmore Global Partners, J.P. Morgan Investment Management Inc., Neuberger Berman, LLC, Morgan Stanley Investment Management, Inc., Waddell & Reed Investment Management Company, Van Kampen Asset Management, Inc., SsgA Funds Management, Inc., Oberweis Asset Management, Inc. and American Century Investments, Inc. None of these firms serve as subadvisers to the Feeder Funds.
(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Gartmore Mutual Fund Capital Trust and Gartmore Global Asset Management Trust, the advisers to various series of Trust except for the Feeder Funds, based upon a pro rata share for the funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended December 31, 2005. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Gartmore Funds for the fiscal year ended December 31, 2005. Trust officers receive no compensation from the Trust in their capacity as officers.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                                                PENSION RETIREMENT
                              AGGREGATE         BENEFITS ACCRUED AS      ESTIMATED ANNUAL
                          COMPENSATION FROM        PART OF TRUST          BENEFITS UPON        TOTAL COMPENSATION
   NAME OF TRUSTEE            THE TRUST              EXPENSES               RETIREMENT         FOR THE COMPLEX(1)
Charles E. Allen             $ 49,750                  $ 0                    $ 0                  $ 100,500
Paula H.J.                     58,333                    0                      0                    117,667
Cholmondeley
C. Brent DeVore                50,500                    0                      0                    101,000
Phyllis Kay Dryden             35,250                    0                      0                    70,500
Barbara L. Hennigar            51,500                    0                      0                    103,000
Paul J. Hondros(2)               NA                     NA                     NA                     NA

Barbara L. Jacobs              36,000                    0                      0                    73,000
Douglas F. Kridler             50,250                    0                      0                    101,250
Michael D. McCarthy            33,500                    0                      0                    67,750
Arden L. Shisler               40,750                    0                      0                    81,875
David Wetmore                  66,125                    0                      0                    133,250

------------
(1) On December 31, 2005, the Fund Complex included two trusts comprised of 84 investment company funds or series.
(2) Does not receive compensation from the Trust for meeting attendance or being a Trustee.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

         MASTER FUNDS
         ------------

BOARD OF TRUSTEES AND OFFICERS

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE MASTER FUNDS

                                                                                   NUMBER OF
                                                                                    BOARDS
                                                                                   IN MASTER
                                        YEAR FIRST                                   FUND
                                        ELECTED A                                   COMPLEX (2)
                        POSITION(S)     TRUSTEE OF                                  ON WHICH          OTHER
                         HELD WITH      THE MASTER     PRINCIPAL OCCUPATION(S)      TRUSTEE     DIRECTORSHIPS HELD
    NAME AND AGE        MASTER FUNDS     FUNDS (1)     DURING PAST FIVE YEARS        SERVES         BY TRUSTEE (3)
Lee A. Ault III         Chairman of        1999       Chairman of the Board,           1        Anworth Mortgage
                         the Board                    In-Q-Tel, Inc.                            Asset Corp.;
Age:  69                                              (information                              Office Depot, Inc.
                                                      technology); former
                                                      Chairman of the Board,
                                                      President and CEO,
                                                      Telecredit, Inc.

H. Frederick Christie     Trustee          1994       Private investor; former        19        Ducommun
                                                      President and CEO, The                    Incoproated, IHOP
Age:  72                                              Mission Group                             Corporation;
                                                      (non-utility holding                      Southwest Water
                                                      company, subsidiary of                    Company
                                                      Southern California
                                                      Edison Company)

Joe E. Davis              Trustee          1991       Private investor; former         1        Anworth Mortgage
                                                      Chairman of the Board,                    Asset Corp.;
Age:  71                                              Linear Corporation                        Natural
                                                      (linear motor design and                  Alternatives, Inc.
                                                      production); former
                                                      President and CEO,
                                                      National Health
                                                      Enterprises, Inc.

Martin Fenton             Trustee          1995       Chairman of the Board,          16        None
                                                      Senior Resource Group
Age:  70                                              LLC (development and
                                                      management of senior
                                                      living communities)

Leonard R. Fuller         Trustee          1999       President and CEO,              14        None
                                                      Fuller Consulting
Age: 59                                               (financial management
                                                      consulting firm)

Mary Myers Kauppila       Trustee          1994       Private investor;                5        None
                                                      Chairman of the Board
Age:  51                                              and CEO, Ladera
                                                      Management Company
                                                      (venture capital and
                                                      agriculture); former
                                                      owner and President,
                                                      Energy Investment, Inc.

Kirk P. Pendleton         Trustee          1996       Chairman of the Board            6        None
                                                      and CEO, Cairnwood, Inc.
Age:  66                                              (venture capital
                                                      investment)

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE MASTER FUNDS (4), (5)

                                                                                   NUMBER OF
                                                                                    BOARDS
                                                                                   IN MASTER
                                        YEAR FIRST                                   FUND
                                        ELECTED A                                   COMPLEX (2)
                        POSITION(S)     TRUSTEE OF                                  ON WHICH          OTHER
                         HELD WITH      THE MASTER     PRINCIPAL OCCUPATION(S)      TRUSTEE     DIRECTORSHIPS HELD
    NAME AND AGE        MASTER FUNDS     FUNDS (1)     DURING PAST FIVE YEARS        SERVES         BY TRUSTEE (3)
James K. Dunton        Vice-Chairman       1993       Senior Vice President            2        None
                        of the Board                  and Director, Capital
Age:  68                                              Research and Management
                                                      Company

Donald D. O'Neal       President and       1998       Senior Vice President,           3        None
                          Trustee                     Capital Research and
Age:  45                                              Management Company


OTHER OFFICERS


                                                                         PRINCIPAL OCCUPATION(S)
                        POSITION(S)     YEAR FIRST                       DURING PAST FIVE YEARS
                            WITH        ELECTED AN    AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
    NAME AND AGE         REGISTRANT       OFFICER                              UNDERWRITER
Alan N. Berro           Senior Vice        1998       Vice President, Capital Research and Management Company;
                         President                    Senior Vice President, Capital Research Company*
Age:  45

Michael J. Downer       Senior Vice        1991       Vice President and Secretary, Capital Research Management
                         President                    and Company; Secretary and Director, American Distributors,
Age:  51                                              Inc.*; Director, Capital Bank and Trust Company*

Abner D. Goldstine      Senior Vice        1993       Senior Vice President and Director, Capital Research and
                         President                    Management Company
Age: 76

John H. Smet            Senior Vice        1994       Senior Vice President, Capital Research and Management
                         President                    Company; Director, American Funds Distributors, Inc.*
Age: 49

Claudia P. Huntington  Vice President      1994       Senior Vice President, Capital Research and Management
                                                      Company; Director, The Capital Group Companies, Inc.*
Age:  53

Robert W. Lovelace     Vice President      1997       Senior Vice President, Capital Research and Management
                                                      Company; Chairman of the Board, Capital Research Company*;
Age:  43
                                                      Director, The Capital Group Companies, Inc.*
Susan M. Tolson        Vice President      1999       Senior Vice President, Capital Research Company*

Age:  43

Chad L. Norton           Secretary         1994       Vice President - Fund Business Management Group, Capital
                                                      Research and Management Company

                                                                                   NUMBER OF
                                                                                    BOARDS
                                                                                   IN MASTER
                                        YEAR FIRST                                   FUND
                                        ELECTED A                                   COMPLEX (2)
                        POSITION(S)     TRUSTEE OF                                  ON WHICH          OTHER
                         HELD WITH      THE MASTER     PRINCIPAL OCCUPATION(S)      TRUSTEE     DIRECTORSHIPS HELD
    NAME AND AGE        MASTER FUNDS     FUNDS (1)     DURING PAST FIVE YEARS        SERVES         BY TRUSTEE (3)
Age:  45

David A. Pritchett       Treasurer         1999       Vice President - Fund Business Management Group, Capital
                                                      Research and Management Company
Age:  39

Steven I. Koszalka       Assistant         2003       Assistant Vice President - Fund Business Management Group,
                         Secretary                    Capital Research and Management Company
Age:41

Karl C. Grauman          Assistant         2006       Vice President - Fund Business Management Group, Capital
                         Treasurer                    Research and Management Company
Age:  38

Sheryl F. Johnson        Assistant         1997       Vice President - Fund Business Management Group, Capital
                         Treasurer                    Research and Management Company
Age:  37

------------
*        Company affiliated with Capital Research and Management Company.
(1) Trustees and officers of the Series serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the Series' investment adviser, Capital Research and Management Company, or affiliated entities.
(5) All of the Trustees and officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE SERIES IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2005

                                                                              AGGREGATE DOLLAR RANGE (1) OF SHARES
                                          DOLLAR RANGE (1) OF FUND SHARES      OWNED IN ALL FUNDS IN THE AMERICAN
           NAME OF TRUSTEE                           OWNED (2)                  FUNDS FAMILY OVERSEEN BY TRUSTEE
"NON-INTERESTED" TRUSTEES

Lee A. Ault III                                        None                     None
H. Frederick Christie                                  None                     Over $100,000
Joe E. Davis                                           None                     None
Martin Fenton                                          None                     Over $100,000
Leonard R. Fuller                                      None                     $50,001-$100,000
Mary Myers Kauppila                                    None                     Over $100,000
Kirk P. Pendleton                                      None                     Over $100,000

"INTERESTED" TRUSTEES (3)

James K. Dunton                                        None                     Over $100,000
Donald D. O'Neal                                       None                     Over $100,000

------------
(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The
         amounts listed for "interested" Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(2) All of the Series' outstanding shares are owned of record by the separate accounts of insurance companies that use the Series as the underlying investments for variable annuity and variable life insurance contracts.
(3) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the Series' investment adviser, Capital Research and Management Company, or affiliated entities.

TRUSTEE COMPENSATION -- No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The Series typically pays each non-interested trustee an annual fee of $31,000. If the aggregate annual fees paid to a non-interested trustee by all funds advised by the investment adviser is less than $50,000, that non-interested trustee would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the non-interested trustee serves as a trustee on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a trustee to oversee even one fund. A non-interested trustee who is chairman of the board also receives an additional annual fee of $25,000.

In addition, the Series generally pays to non-interested trustees fees of (a) $5,000 for each board of trustees meeting attended and (b) $3,000 for each meeting attended as a member of a committee of the board of trustees.

Non-interested trustees also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b) $1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other American Funds. The fund and the other funds served by each non-interested trustee each pay an equal portion of these attendance fees.

The nominating committee of the board of trustees, a committee comprised exclusively of non-interested trustees, reviews trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of Series expenses. Non-interested trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the non-interested trustees.
Trustee compensation paid during the fiscal year ended December 31, 2005.

---------------------------------- -------------------------------------- -----------------------------------
                                                                            TOTAL COMPENSATION (INCLUDING
                                                                                 VOLUNTARILY DEFERRED
                                                                           COMPENSATION(1)) FROM ALL FUNDS
                                     AGGREGATE COMPENSATION (INCLUDING     MANAGED BY CAPITAL RESEARCH AND
                                           VOLUNTARILY DEFERRED               MANAGEMENT COMPANY OR ITS
              NAME                    COMPENSATION(1)) FROM THE FUND                AFFILIATES(2)
---------------------------------- -------------------------------------- -----------------------------------
Lee A. Ault III                                   $88,500                              $88,500
---------------------------------- -------------------------------------- -----------------------------------
H. Frederick Christie(3)                          61,419                               319,920
---------------------------------- -------------------------------------- -----------------------------------
Joe E. Davis                                      91,000                                91,000
---------------------------------- -------------------------------------- -----------------------------------
Martin Fenton(3)                                  65,482                               262,670
---------------------------------- -------------------------------------- -----------------------------------
Leonard R. Fuller                                 51,320                               187,420
---------------------------------- -------------------------------------- -----------------------------------
Mary Myers Kauppila(3)                            57,900                               184,500
---------------------------------- -------------------------------------- -----------------------------------
Kirk P. Pendleton(3)                              51,750                               207,500
---------------------------------- -------------------------------------- -----------------------------------

------------
(1) Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2005 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
(2) Fund managed by Capital Research and Management Company, including the American Funds and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the 2005 fiscal year for participating trustees is as follows:
         H. Frederick Christie ($315,534), Martin Fenton ($171,528), Mary Myers Kauppila ($747,730) and Kirk P. Pendleton ($548,774). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.

SERIES ORGANIZATION AND THE BOARD OF TRUSTEES -- The Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. All Series operations are supervised by its Board of Trustees, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

The Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The Board of Trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

Each Master Fund has three classes of shares - Class 1, Class 2 and Class 3. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the Series' amended and restated rule 18f-3 Plan. Class 2 and Class 3 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 2 and Class 3 shares. Shares of each Class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the Board could be removed by a majority vote.

COMMITTEES OF THE BOARD OF TRUSTEES -- The Series has an Audit Committee comprised of H. Frederick Christie; Joe E. Davis; Martin Fenton; and Leonard R. Fuller, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The Committee provides oversight regarding the Series' accounting and financial reporting policies and practices, their internal controls and the internal controls of the Series' principal service providers. The Committee acts as a liaison between the Series' independent registered public accounting firm and the full Board of Trustees. Five Audit Committee meetings were held during the 2005 fiscal year.

The Series has a Contracts Committee comprised of Lee A. Ault III; H. Frederick Christie; Joe E. Davis; Martin Fenton; Leonard R. Fuller; Mary Myers Kauppila; and Kirk P. Pendleton, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. Two Contracts Committee meetings were held during the 2005 fiscal year.

The Series has a Nominating Committee comprised of Lee A. Ault III; Joe E. Davis; Martin Fenton; and Mary Myers Kauppila, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates independent Trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Series, addressed to the Series' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The Series and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the Master Funds, other American Funds and Endowments. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all Master Funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the Master Funds' understanding of the company's business, its management and its relationship with shareholders over time.

On August 31 of each year, each Master Fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June
30. Each Master Fund's voting record for the 12 months ended June 30, 2005 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, the Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

     PRINCIPAL SHAREHOLDERS -- The following tables identify those investors who own of record or are known by the funds to own beneficially 5% or more of any class of a fund's shares as of the opening of business on April 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

         MASTER FUNDS
         ------------

MASTER GROWTH FUND

NAME AND ADDRESS                                   OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Lincoln Life Insurance Company                      Class 1  97.84%
 P.O. Box 2340                                       Class 2  30.90%
 1300 S. Clinton Street
 Fort Wayne, IN 46802-3518
----------------------------------------------------------------------------
 Hartford Life/Annuity Insurance Co.                 Class 2  22.42%
 P. O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 ING                                                 Class 2  8.57%
 7337 E. Doubletree Ranch Road
 Scottsdale, AZ 85258-2160
----------------------------------------------------------------------------
 MIT                                                 Class 2  6.67%
 73 Tremont Street, Suite 1300
 Boston, MA 02108-3902
----------------------------------------------------------------------------
 State Street Bank
 801 Pennsylvania Avenue
 Kansas City, MO 64105-1307                          Class 2  6.22%
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class 2  5.08%
 P. O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 AIG Sunamerica Life Assurance Co.                   Class 3  100.00%
 P.O. Box 54299
 Los Angeles, CA 90054-0299
----------------------------------------------------------------------------

MASTER GLOBAL GROWTH FUND

NAME AND ADDRESS                                   OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Lincoln Life Insurance Company                      Class 1  98.66%
 P. O. Box 2340                                      Class 2  40.60%
 1300 S. Clinton Street
 Fort Wayne, IN 46802-3518
----------------------------------------------------------------------------
 Hartford Life/Annuity Insurance Co.                 Class 2  25.21%
 P. O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 AIG Sunamerica Life Assurance Co.                   Class 2  18.61%
 P.O. Box 54299
 Los Angeles, CA 90054-0299
----------------------------------------------------------------------------
 Travelers Life & Annuity Co.                        Class 2   9.82%
 P.O. Box 990027
 Hartford, CT 06199-0027
----------------------------------------------------------------------------

MASTER ASSET ALLOCATION FUND

NAME AND ADDRESS                                   OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Lincoln Life Insurance Company                      Class 1   99.02%
 P.O. Box 2340                                       Class 2   46.79%
 1300 S. Clinton Street
 Fort Wayne, IN 46802-3518
----------------------------------------------------------------------------
 Hartford Life/Annuity Insurance Co.                 Class 2   32.18%
 P.O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class 2    7.77%
 P.O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 AIG Sunamerica Life Assurance Co.                   Class 2    6.62%
 P.O. Box 54299                                      Class 3  100.00%
 Los Angeles, CA 90054-0299
----------------------------------------------------------------------------

MASTER BOND FUND

NAME AND ADDRESS                                   OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Lincoln Life Insurance Company                      Class 1  99.17%
 P. O. Box 2340                                      Class 2  35.00%
 1300 S. Clinton Street
 Fort Wayne, IN 46802-3518
----------------------------------------------------------------------------
 Hartford Life/Annuity Insurance Co.                 Class 2  41.72%
 P. O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class 2  11.48%
 P. O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 MIT                                                 Class 2  9.95%
 73 Tremont Street, Suite 1300
 Boston, MA 02108-3902
----------------------------------------------------------------------------



INVESTMENT ADVISORY AND OTHER SERVICES

         FEEDER FUNDS
         ------------

         TRUST EXPENSES

         The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc. ("GGI"), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses under the Trust's Master-Feeder Services Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. Gartmore or its affiliates may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

         MASTER-FEEDER SERVICE PROVIDER TO THE FEEDER FUNDS

         Gartmore SA Capital Trust ("Gartmore"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the master-feeder service provider for each of the Feeder Funds under the master-feeder structure. Gartmore was organized in 1999.

         Gartmore will provide master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board of Trustees enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund, if any; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund; (iii) coordination with the Master Fund's board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund's registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the Master Fund's board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund's officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Fund's officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board of Trustees concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.

         For the services rendered under the Master-Feeder Services Agreement, Class II and Class VII shares of each Feeder Fund shall pay to Gartmore, at the end of each calendar month, a fee based upon the average daily value of the net assets of such Feeder Fund at the annual rate of 0.25%.

         Gartmore has entered into a written agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing master-feeder operational services to the Class II and Class VII shares of each Feeder Fund under the Master-Feeder Services Agreement. This agreement currently runs until May 1, 2007 and may be renewed at that time.

         MASTER FUNDS
         ------------

INVESTMENT ADVISER TO THE MASTER FUNDS


         The investment adviser to the Master Funds, Capital Research and Management Company ("Capital Research"), founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser manages equity assets through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make decisions for the funds on a separate basis.

         The Investment Advisory and Service Agreements (the " Capital Research Agreements") between the Master Funds and Capital Research will continue in effect until June 30, 2006 (for the Growth Fund, Asset Allocation Fund and Bond
Fund) and December 31, 2006 (for the Global Growth Fund), unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees of the Master Funds, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Master Fund, and (b) the vote of a majority of trustees who are not parties to the Capital Research Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Capital Research Agreements provide that the investment adviser has no liability to the Master Funds for its acts or omissions in the performance of its obligations to the Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Capital Research Agreements. The Capital Research Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Capital Research Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).

         As compensation for its services, Capital Research receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Fund as a shareholder in its corresponding Master Fund, calculated at the annual rates described below:

         For the Master Growth Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets in excess of $27.0 billion.

         For the Master Global Growth Fund, Capital Research receives: 0.69% of the first $600 million of net assets, plus 0.59% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.53% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.50% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.48% on net assets in excess of $3.0 billion.

         For the Master Asset Allocation Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.250% on net assets in excess of $8.0 billion.

         For the Master Bond Fund, Capital Research receives: 0.48% of the first $600 million of net assets, plus 0.44% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.40% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.36% on net assets in excess of $3.0 billion;

         In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationary and forms prepared exclusively for the Master Funds.

         The Capital Research Agreements provide for an advisory fee reduction to the extent that the annual ordinary net operating expenses of each Master Fund exceed 1 1/2% of the first $30 million of the average month-end total net assets of the Master Fund and 1% of the average month-end total net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes and extraordinary items, such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

         Beginning April 1, 2005, Capital Research agreed to waive 10% of the management fees that it is otherwise entitled to receive under the Capital Research Agreements and such waivers will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all Master Funds.

         The Master Funds investment adviser's total fees for the fiscal years ended December 31, 2005, 2004 and 2003 were:

                                                                      FISCAL YEAR ENDED
        FUND                                 2005                    2004                       2003
        ----                                 ----                    ----                       ----
Master Growth Fund                      $ 62,832,000             $ 46,878,000                $ 29,609,000

Master Global Growth Fund               $ 13,520,000             $  9,639,000                $  5,992,000

Master Asset Allocation Fund            $ 18,137,000             $ 14,313,000                $  9,628,000

Master Bond Fund                        $  9,293,000             $  7,486,000                $  5,537,000


PORTFOLIO MANAGERS

         Appendix C contains the following information regarding each of the portfolio managers identified in the Funds' prospectuses: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         FEEDER FUNDS
         ------------

         Gartmore Distribution Services, Inc. ("GDSI") serves as principal underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of April 23, 2005 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is an indirect, majority-owned subsidiary of GGAMT. GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

         The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

         Gartmore Mutual Fund Capital Trust
         Gartmore Global Asset Management Trust
         Gartmore Global Partners
         Gartmore SA Capital Trust
         Nationwide Life Insurance Company
         Nationwide Life and Annuity Insurance Company
         Nationwide Financial Services, Inc.
         Nationwide Corporation
         Nationwide Mutual Insurance Company
         Paul Hondros
         Gerald Holland
         Eric Miller

         In its capacity as principal underwriter, GDSI solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust.

         MASTER FUNDS
         ------------

         American Funds Distributors, Inc. ("AFD") is the distributor of the Master Fund's shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

DISTRIBUTION PLAN

         MASTER FUNDS
         ------------

         The Master Fund does not charge a distribution fee on the class of shares on which the Feeder Funds invest.


         FEEDER FUNDS
         ------------


         The Trust, with respect to shares of the Feeder Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Feeder Funds to compensate GDSI, as the Funds' principal underwriter, for expenses associated with the distribution of the Feeder Funds' Class II or Class VII shares. Although actual distribution expenses may be more or less, each Feeder Fund pays 0.25% of the average daily net assets of Class II shares and 0.40% of the average daily net assets of Class VII shares as a distribution fee, regardless of expenses.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees as it relates to the Feeder Funds on December 8, 2005. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         GDSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

FUND PARTICIPATION AGREEMENTS

         The Trust, on behalf of the Feeder Funds, GDSI and Nationwide Investment Services Corporation ("NISC") have entered into Fund Participation Agreements. Under these agreements, NISC will receive a Rule 12b-1 fee from the Funds at an annual rate of 0.25% (for Class II shares) and 0.40% (for Class VII shares) of the average daily net assets of the Funds.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration Agreement, Gartmore provides for various administrative and accounting services to the Funds, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. ("GISI"), a wholly owned subsidiary of Gartmore, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays Gartmore a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                                                       AGGREGATE TRUST FEE
                  ASSET LEVEL                     AS A PERCENTAGE OF NET ASSETS

               up to $1 billion                               0.15%
     $1 billion and more up to $3 billion                     0.10%
     $3 billion and more up to $8 billion                     0.05%
     $8 billion and more up to $10 billion                    0.04%
     10 billion and more up to $12 billion                    0.02%
              $12 billion or more                             0.01%

         Gartmore pays GISI from these fees for its services as the Trust's transfer and dividend disbursing agent.

SUB-ADMINISTRATION

         Gartmore has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), and GISI has entered into a Sub-Transfer Agent Agreement with BISYS, effective May 2, 2005, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, Gartmore pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                       AGGREGATE TRUST FEE
                  ASSET LEVEL                     AS A PERCENTAGE OF NET ASSETS

                up to $1 billion                            0.10%
      $1 billion and more up to $3 billion                  0.05%
      $3 billion and more up to $8 billion                  0.04%
     $8 billion and more up to $10 billion                  0.02%
     $10 billion and more up to $12 billion                 0.01%
              $12 billion or more                          0.005%

ADMINISTRATIVE SERVICE PLAN

         Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class II shares and 0.25% of the average daily net assets of the Class VII shares of the Feeder Funds held by customers of NFS or any such other entity.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as Independent Registered Public Accountants for the Trust.

BROKERAGE ALLOCATIONS

         FEEDER FUNDS
         ------------

The Feeder Funds have no investment adviser; thus, this section does not apply to the Feeder Funds.

         MASTER FUNDS
         ------------

The Master Funds' investment adviser places orders with broker-dealers for the Series' portfolio transactions. The investment adviser strives to obtain best execution on each fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The Series does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the Series' portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the Series' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the Series' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the Series' portfolio transactions.

Portfolio transactions for the Series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions and explicit concessions paid on portfolio transactions for the fiscal years ended December 31, 2005, 2004, and 2003 were:

-------------------------------- -- ------------- -- ------------ -- -----------
FISCAL YEAR ENDED                        2005            2004            2003
-------------------------------- -- ------------- -- ------------ -- -----------
Master Global Growth Fund             2,106,000       1,909,000        1,074,000
-------------------------------- -- ------------- -- ------------ -- -----------
Master Growth Fund                   17,310,000      13,718,000       12,922,000
-------------------------------- -- ------------- -- ------------ -- -----------
Master Asset Allocation Fund          4,634,000       3,419,000        2,876,000
-------------------------------- -- ------------- -- ------------ -- -----------
Master Bond Fund                      2,112,000       1,585,000        2,791,000
-------------------------------- -- ------------- -- ------------ -- -----------

With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity by Master Global Growth Fund, Master Growth Fund, Master Asset Allocation Fund, and Master Bond Fund increased during the year, resulting in an increase in brokerage commissions and concessions paid on portfolio transactions. The increase in brokerage commissions paid for U.S. Government/AAA-Rated Securities Fund since 2004 is attributable to growth in the sale of the fund's shares since 2004, which led the fund to purchase additional securities for its portfolio, thereby increasing brokerage commissions paid.

The Series is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Series the largest amount of brokerage commissions by participating, directly or indirectly, in the Series' portfolio transactions during the Series' most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series during the Series' most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Series during the Series' most recent fiscal year.

At the end of the Series' most recent fiscal year, the Series' regular broker-dealers included Banc of America Securities, LLC, Deutsche Bank AG, J.P. Morgan Securities Inc., State Street Bank & Trust Company and Citigroup Global Markets Inc. As of the Series' fiscal year-end, the following funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:

-------------------------- -------------------------------------- ----------------- -------------
                           AFFILIATED COMPANY OF REGULAR
                           BROKER-DEALER                          TYPE OF SECURITY     AMOUNT
-------------------------- -------------------------------------- ----------------- -------------
Master Global Growth Fund  Citigroup Inc.                              equity          7,280,000
-------------------------- -------------------------------------- ----------------- -------------
Master Growth Fund         Citigroup Inc.                              equity        124,965,000
-------------------------- -------------------------------------- ----------------- -------------
                           Bank of America Corp.                        debt          99,614,000
-------------------------- -------------------------------------- ----------------- -------------
Master Asset Allocation    Bank of America Corp.                       equity         51,059,000
Fund
-------------------------- -------------------------------------- ----------------- -------------
                           J.P. Morgan Chase & Co.                     equity         59,535,000
-------------------------- -------------------------------------- ----------------- -------------
                           Citigroup Inc.                              equity         82,501,000
-------------------------- -------------------------------------- ----------------- -------------
                           State Street Corp.                          equity         69,300,000
-------------------------- -------------------------------------- ----------------- -------------
Master Bond Fund           Bank of America Corp.                        debt           2,930,000
-------------------------- -------------------------------------- ----------------- -------------
                           J.P. Morgan Chase & Co.                      debt           8,299,000
-------------------------- -------------------------------------- ----------------- -------------
                           Citigroup Inc.                               debt           5,854,000
-------------------------- -------------------------------------- ----------------- -------------
                           Deutsche Bank AG                             debt           2,709,000
-------------------------- -------------------------------------- ----------------- -------------

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         FEEDER FUNDS
         ------------

         An insurance company purchases shares of the Feeder Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Feeder Funds.

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Feeder Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The NAV per share of the Feeder Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines).

         The Trust will not compute NAV for the Funds on customary national business holidays, including the following: Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

         Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in a Master Fund). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

         THE NAV OF THE FEEDER FUNDS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV. THE FOLLOWING SUMMARIZES INFORMATION REGARDING HOW THE MASTER FUNDS DETERMINE NAV.

           MASTER FUNDS
           ------------

         All portfolio securities of funds managed by Capital Research (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

         1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

         Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

         Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of each fund's shares into U.S. dollars at the prevailing market rates.

         Securities and assets for which representative market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the Series' Board. Subject to Board oversight, the Series' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the Series' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

         The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what a fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);

         2. Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

         3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

PERFORMANCE ADVERTISING

         FEEDER FUNDS
         ------------

         The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD AND TOTAL RETURN

         FEEDER FUND
         -----------

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.



ADDITIONAL INFORMATION

         FEEDER FUND
         -----------

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 40 series. With regard to the Feeder Funds, the Trust is authorized to offer Class II and Class VII shares.

         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         FEEDER FUND
         -----------

         Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

         (1)       designate series of the Trust; or

         (2)       change the name of the Trust; or

         (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

         Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Statement of Additional Information.

TAX STATUS

         FEEDER FUNDS
         ------------

         ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY
         ------------------------------------------------------

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

         CONSENT DIVIDENDS
         -----------------

         Each Fund may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

         DIVERSIFICATION REQUIREMENTS
         ----------------------------

         Each Fund (Feeder Fund) intends to comply with the diversification requirements of Section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (segregated asset account). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts. The Feeder Funds intend to comply with these diversification requirements through their investment in the Master Funds.

         Section 817(h) of the Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. Generally, the investments of a segregated asset account are considered to be adequately diversified for purposes of Section 817(h) of the Code if no more than 55 percent of the value of the total assets of the account is represented by any one investment; no more than 70 percent by any two investments; no more than 80 percent by any three investments; and no more than 90 percent by any four investments.

         Section 817(h) of the Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Feeder Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if -

     o All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

     o Public access to such investment company is available exclusively through the purchase of a variable contract.

         Under the look-through rule of Section 817(h) of the Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of a Feeder Fund is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. Because the value of a Feeder Fund's investment in a corresponding Master Fund is greater than 55 percent of the value of the total assets of the Feeder Fund, however, the investing segregated asset account is not adequately diversified unless its investment in the Feeder Fund is treated as including an investment in a pro rata portion of each of the assets of the corresponding Master Fund.

         As provided in their offering documents, all the beneficial interests in each Feeder Fund and corresponding Master Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to each Feeder Fund and corresponding Master Fund is available solely through the purchase of a variable contract. Accordingly, under the look-through rule, the investing segregated asset account is treated as owning a pro rata portion of each asset of the Feeder Fund in which it invests, including a pro rata portion of each asset of the corresponding Master Fund. See Revenue Ruling 2005-7.

         MASTER FUNDS
         ------------

         Each Master Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each Master Fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, a Master Fund may determine that it is in the interest of shareholders to distribute less than that amount.

         To be treated as a regulated investment company under Subchapter M of the Code, each Master Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Master Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the Master Fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

         Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by a Master Fund from its current year's ordinary income and capital gain net income and (b) any amount on which the Master Fund pays income tax during the periods described above. Although each Master Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, any Master Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

         In addition to the asset diversification and other requirements for qualification as a regulated investment company, the Master Funds are subject to another set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a fund must (a) be qualified as a "regulated investment company"; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. The Series intends to comply with these regulations. If a Master Fund should fail to comply with these regulations, Contracts invested in that Master Fund will not be treated as annuity, endowment or life insurance contracts under the Code.

          DIVIDENDS -- Each Master Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

          Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Funds accrue receivables or liabilities denominated in a foreign currency and the time the Master Funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of a Master Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

          If a Master Fund invests in stock of certain passive foreign investment companies, the Master Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Master Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Master Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Master Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Master Fund's investment company taxable income and, accordingly, would not be taxable to the Master Fund to the extent distributed by the Master Fund as a dividend to its shareholders.

          To avoid such tax and interest, each Master Fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The Master Funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

          A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the Master Funds each year, even though the Master Funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Master Funds that must be distributed to shareholders in order to maintain the qualification of the Master Funds as regulated investment companies and to avoid federal income taxation at the level of the Master Funds.

          In addition, some of the bonds may be purchased by the Master Funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a Master Fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a Master Fund has paid a premium over the face amount of a bond, the Master Fund has the option of either amortizing the premium until bond maturity and reducing the Master Fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

          Dividend and interest income received by the Master Funds from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

          CAPITAL GAIN DISTRIBUTIONS -- The Master Funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the Master Funds.

         See the applicable Contract prospectus for information regarding the federal income tax treatment of the Contracts and distributions to the separate accounts.

OTHER TAX CONSEQUENCES

         FEEDER FUNDS
         ------------

         EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS
         ----------------------------------------------

         Certain Funds (through their investment in the Master Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

         If a Fund invests in securities of foreign entities that could be deemed for federal tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

         EXCISE TAX DISTRIBUTION REQUIREMENTS
         ------------------------------------

         To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

         MASTER FUNDS
         ------------

TAX CONSEQUENCES TO SHAREHOLDERS

         Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL STATEMENTS

         FEEDER FUNDS
         ------------

         The Feeder Funds have not yet commenced operations. In the future, the Report of Independent Auditors and Financial Statements of the Trust for each fiscal year included in the Trust's Annual Report and the Financial Statements of the Trust and the Trust's unaudited Semi-Annual Report will be incorporated herein by reference.

         MASTER FUNDS
         ------------

         The audited financial statements of the Master Funds for the fiscal year ended December 31, 2005, as set forth in the Master Funds' annual reports to shareholders, including the reports of PricewaterhouseCoopers LLP and the unaudited financial statements of the Master Funds for the period ended June 30, 2005, as set forth in the Master Funds' semi-annual reports to shareholders, are incorporated by reference into this Statement of Additional Information.

Copies of the reports are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1        This designation denotes best quality. There is present
                    strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2        This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3        This designation denotes favorable quality. All security
                    elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established

MIG 4/VMIG 4        This designation denotes adequate quality. Protection
                    commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                         PROXY VOTING GUIDELINE SUMMARY

Because the Feeder Funds invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds' portfolio securities have been provided to Capital Research and Management Company ("Capital Research" or the "investment adviser"), the Master Funds' investment adviser. Capital Research's proxy voting procedures and guidelines are summarized below.

CAPITAL RESEARCH AND MANAGEMENT COMPANY

The Master Funds and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the Master Funds, other American Funds and Endowments. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

On August 31 of each year, each Master Fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June
30. Each Master Fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, the Master Funds and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds' website.

DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

--------------------------------------------------------------------------------
                         APPENDIX C - PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                       INFORMATION AS OF DECEMBER 31, 2005


INVESTMENTS IN EACH FUND
------------------------

Because each Feeder Fund invests all or substantially all of its assets in a corresponding Master Fund, the information below summarizes the applicable Master Fund holdings of each portfolio manager to the Master Funds.


NAME OF PORTFOLIO MANAGER                FUND NAME                              DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------                ---------                              -------------------------------------------
Gordon Crawford                          Master Growth Fund                     None
J. Blair Frank                                                                  None
Donnalisa Barnum                                                                None
Ronald B. Morrow                                                                None

Robert W. Lovelace                       Master Global Growth Fund              $10,000-$50,000
Nick J. Grace                                                                   None
Steven T. Watson                                                                None

Alan N. Berro                            Master Asset Allocation Fund           None
Susan M. Tolson                                                                 None
Michael T. Kerr                                                                 None
James R. Mulally                                                                None

Abner D. Goldstine                       Master Bond Fund                       None
John H. Smet                                                                    None
David C. Barclay                                                                None
Mark H. Dalzell                                                                 None

------------
(1) This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Master Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.


COMPENSATION OF INVESTMENT PROFESSIONALS
----------------------------------------

As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also manage assets in other mutual funds advised by Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Master Funds portfolio counselors are measured include:

     o    Global Growth Fund -- MSCI World Index, Lipper Global Funds Index;

     o    Growth Fund -- S&P 500, Lipper Growth Funds Index;

     o Asset Allocation Fund -- S&P 500, Lipper Growth and Income Funds Index, Lehman Brothers Aggregate Bond Index, Credit Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds Average;

     o Bond Fund -- Lehman Brothers Aggregate Bond Index, Credit Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds Average;

PORTFOLIO COUNSELOR FUND HOLDINGS AND MANAGEMENT OF OTHER ACCOUNTS -- Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio counselor's needs for variable annuity or variable life products and the role those products would play in their comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The following portfolio counselor(s) own fund shares (through an insurance contract) in the dollar range noted: Robert W. Lovelace, Global Growth Fund, $10,001 - $50,000. At this time, the remaining portfolio counselors have determined that variable annuity products are not needed for their individual retirement planning, and, as a result, as of the end of the Series' most recent fiscal year period, they did not hold shares of the funds.

Portfolio counselors may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of American Funds Insurance Series' most recently completed fiscal year are listed below:

---------------------------- -------------------------- ---------------------------- ---------------------
                                  NUMBER OF OTHER                                      NUMBER OF OTHER
                               REGISTERED INVESTMENT      NUMBER OF OTHER POOLED        ACCOUNTS THAT
                               COMPANIES (RICS) THAT    INVESTMENT VEHICLES (PIVS)   PORTFOLIO COUNSELOR
                                PORTFOLIO COUNSELOR      THAT PORTFOLIO COUNSELOR     MANAGES (ASSETS OF
                              MANAGES (ASSETS OF RICS   MANAGES (ASSETS OF PIVS IN    OTHER ACCOUNTS IN
    PORTFOLIO COUNSELOR           IN BILLIONS)(1)              BILLIONS)(2)              BILLIONS)(3)
---------------------------- -------------------------- ---------------------------- ---------------------
Alan N. Berro                    3              $145.4             None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Abner D. Goldstine               4               $95.7             None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
John H. Smet                     6              $145.1             None                  3          $2.23
---------------------------- ----------- -------------- ---------------------------- ---------- ----------
Robert W. Lovelace               3              $121.5       1                $0.30          None
---------------------------- ----------- -------------- ------------- -------------- ---------------------
Susan M. Tolson                  3               $36.0       3                $0.84      2          $0.60
---------------------------- ----------- -------------- ------------- -------------- ---------- ----------
David C. Barclay                 4              $101.8       5                $1.06     13          $2.98
---------------------------- ----------- -------------- ------------- -------------- ---------- ----------
Donnalisa Barnum                 1              $128.3             None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Gordon Crawford                  3              $151.8       1                $0.01          None
---------------------------- ----------- -------------- ------------- -------------- ---------------------
J. Blair Frank                   1               $15.6             None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Nick J. Grace                          None                        None                      None
---------------------------- -------------------------- ---------------------------- ---------------------
Michael T. Kerr                  2              $156.4             None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Ronald B. Morrow                 1               $28.1             None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Steven T. Watson                 3              $175.1             None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Mark H. Dalzell                  2               $25.9       3                $0.43     19          $4.27
---------------------------- ----------- -------------- ---------------------------- ---------------------
James R. Mulally                 2               $54.8       8                $1.19     27          $7.90
---------------------------- ----------- -------------- ---------------------------- ---------------------

------------

1 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

2 Represents funds advised or sub-advised by Capital Research and Management Company and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

CAPITAL RESEARCH AND MANAGEMENT COMPANY

The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of one or more funds in the American Funds Insurance Series and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the American Funds Insurance Series and its other managed funds and accounts have been addressed.






                                      C-3